                                                                 EXHIBIT 10.2.13

                           [FORD MOTOR COMPANY LOGO]

                               AUTOMOBILE DEALER
                               SALES AND SERVICE
                                   AGREEMENT

[FORD LOGO]                    FORD MOTOR COMPANY


                         _________________________Region



                        FORD SALES AND SERVICE AGREEMENT

AGREEMENT made as of the ____________________________________________ day of __________________________________, _________,

by and between ____________________________________________________________________________________________________________
                                (Name of Entity)

___________________________________________________________________________________________________________________________
(State whether an individual, partnership or corporation)      (Show name of the State in which incorporated or registered)

doing business as _________________________________________________________________________________________________________
                                                             (Trade Name)

and with a principal place of business at _________________________________________________________________________________
                                                (Street Address)                                     (P.O. Box)

___________________________________________________________________________________________________________________________
       (City)                   (County)                       (State)                  (Zip Code)         (P.O. Box Zip)


(hereafter called the "Dealer") and Ford Motor Company, a Delaware corporation with its principal place of business at Dearborn, Michigan (hereinafter called the "Company").

                                    PREAMBLE

      The purpose of this agreement is to (i) establish the Dealer as an authorized dealer in COMPANY PRODUCTS including VEHICLES (as herein defined),
(ii) set forth the respective responsibilities of the Company in producing and selling those products to the Dealer and of the Dealer in reselling and providing service for them and (iii) recognize the interdependence of both parties in achieving their mutual objectives of satisfactory sales, service and profits by continuing to develop and retain a broad base of satisfied owners of COMPANY PRODUCTS.

      In entering into this agreement, the Company and the Dealer recognize that the success of the Company and of each of its authorized dealers depends largely on the reputation and competitiveness of COMPANY PRODUCTS and dealers' services, and on how well each fulfills its responsibilities under this agreement.

      It is the opinion of the Company that sales and service of COMPANY PRODUCTS usually can best be provided to the public though a system of independent franchised dealers, with each dealer fulfilling its responsibilities in a given locality from properly located, adequate, well-equipped and attractive dealerships, which are staffed by competent personnel and provided with the necessary working capital. The Dealer recognizes that, in such a franchise system, the Company must plan for the establishment and maintenance of the numbers, locations and sizes of dealers necessary for satisfactory and proper sales and service representation in each market area as it exists and as it develops and changes. At the same time, the Company endeavors to provide each of its dealers with a reasonable profit opportunity based on the potential for sales and service of COMPANY PRODUCTS within its locality.

      The Company endeavors to make available to its dealers a variety of quality products, responsive to broad wants and needs of the buying public, which are attractively styled, of sound engineering design and produced on a timely basis at competitive prices. The development, production and sale of such products require that the Company and its manufacturing sources make large continuing investments in plants, equipment, tools and other facilities, engineering and styling research and development, quality control procedures, trained personnel and marketing programs. Heavy commitments must also be made in advance for raw materials and finished parts. For purposes of making these investments and commitments, planning production and estimating costs for setting prices, the Company assumes in advance an estimated volume of sales for each of its products. Within each year, it develops production schedules from orders submitted by its franchised dealers and its and their best estimates of the market demand for COMPANY PRODUCTS.

      In turn, each of the Company's franchised dealers makes important investments or commitments in retail sales and service facilities and equipment, in working capital, in inventories of vehicles, parts and accessories, and trained sales and service personnel based on annual planning volumes for their markets.

      If satisfactory volumes for either the Company or a dealer are not realized, each may suffer because of commitments already made and the cost of manufacturing and of selling each product may be increased. Each dealer must give the Company orders for the products needed to serve its market. The Company seeks to adjust production schedules, to the extent feasible, to fill dealer orders, and to allocate fairly any product in short supply, but inevitably both the Company and its dealers suffer loss of profits to the extent they cannot meet market demands. Thus, the automotive business is a high risk business in which the Company, its manufacturing sources and its dealers can succeed only though cooperative and competitive effort in their respective areas of manufacturing, sales, service and customer satisfaction.

      Because it is the dealer who deals directly with, and develops the sale of COMPANY PRODUCTS to the consuming public, the Company substantially relies on its dealers to provide successful sales and merchandising programs, competent service operations and effective owner relations programs. To do this, dealers must carry out their responsibilities of establishing and maintaining adequate wholesale and retail finance plans, new and used vehicle sales programs, parts and service sales programs, personnel training and supportive capitalization and working capital. To assist its dealers in these responsibilities, the Company establishes and periodically updates standards of operation and planning guides based on its experience and current conditions. It also offers sales and service training courses, advice as to facilities, counseling in the various phases of new and used vehicle merchandising, parts and service merchandising, leasing, daily rentals and facilities development. It also conducts national advertising, promotional and other marketing programs and assists dealers in developing complementary group and individual programs.

      To enable the Company to provide such assistance, it requires dealers to submit uniform and accurate sales, operating and financial reports from which it can derive and disseminate analytical and comparative operating data and advice to dealers. The Company also solicits dealers to bring to its attention through their National Dealer Council organization any mutual dealer problems or complaints as they arise.

      Because the Company relies heavily on its dealers for success, it reserves the right to cease doing business with any dealer who is not contributing sufficiently to such success. Similarly, the Company recognizes that its dealers look to it to provide competitive products and programs and that, if it does not do so, any dealer may elect to cease doing business with the Company.

      The Company has elected to enter into this agreement with the Dealer with confidence in the Dealer's integrity and ability, its intention to carry out its responsibilities set forth in this agreement, and its desire to provide courteous, competent and satisfying sales and service representation to consumers for COMPANY PRODUCTS, and in reliance upon its representations as to the persons who will participate in the ownership and management of the dealership.

      The dealer has elected to enter into this agreement with the Company with confidence in its integrity and ability, its intention to provide competitive products and assist the Dealer to market them successfully, and its desire to maintain high quality dealers.

      Both parties recognize the rights of the Dealer and the Company under this agreement are defined and limited by the terms of this agreement and applicable law. The Company and the Dealer further acknowledge that their methods of operation and business practices have an important effect on the reputation of the Dealer, the Company, COMPANY PRODUCTS and other franchised dealers of the Company. The Company and the Dealer also acknowledge that certain practices are detrimental to their interests, such as deceptive, misleading or confusing advertising, pricing, merchandising or business practices, or misrepresenting the characteristics, quality, condition or origin of any item of sale.

      It is the expectation of each of the parties that by entering into this agreement, and by the full and faithful observance and performance of its duties, a mutually satisfactory relationship will be established and maintained.


                             TERMS OF THE AGREEMENT


      IN CONSIDERATION of the mutual agreements and acknowledgements hereinafter made, the parties hereto agree as follows:

     A. The Company hereby appoints the Dealer as an authorized dealer at retail in VEHICLES and at retail and wholesale in other COMPANY PRODUCTS and grants the Dealer the privilege of buying COMPANY PRODUCTS from the Company for sale in its DEALERSHIP OPERATIONS (as herein defined). The Company also grants to the Dealer the privilege of displaying, at approved location(s), the Company's trademarks and trade names applicable to COMPANY PRODUCTS. The Dealer hereby accepts such appointment.

      B. Subject to and in accordance with the terms and conditions of this agreement, the Company shall sell COMPANY PRODUCTS to the Dealer and the Dealer shall purchase COMPANY PRODUCTS from the Company.

      C. The Ford Motor Company Ford Sales and Service Agreement Standard Provisions (Form "FD925-A"), a duplicate original of which is attached to the Dealer's duplicate original of this agreement, have been read and agreed to by the Company and by the Dealer, and such Standard Provisions and any duly executed and delivered supplement or amendment thereto, are hereby made a part of this agreement with the same force and effect as if set forth herein in full.

      D. This agreement shall bind the Company when it bears the facsimile signature of the President, and the manual countersignature of the General Sales Manager, Market Representation Manager, or a Regional Sales Manager, of the Ford Division of the Company and a duplicate original thereof is delivered personally or by mail to the Dealer or the Dealer's principal place of business.

      E. The Dealer acknowledges that (i) this agreement may be executed only in the manner provided in paragraph D hereof, (ii) no one except the President, the General Sales Manager, or Market Representation Manager of the Ford Division of the Company, or the Secretary or an Assistant Secretary of the Company, is authorized to make or execute any other agreement relating to the subject matter hereof on behalf of the Company, or in any manner to enlarge, vary or modify the terms of this agreement, and then only by an instrument in writing, and (iii) no one except the President of the Ford Division of the Company, or the Secretary or an Assistant Secretary of the Company, is authorized to terminate this agreement on behalf of the Company, and then only by an instrument in writing.

      F. In view of the personal nature of this agreement and its objectives and purposes, the Company expressly reserves to itself the right to execute a Ford Sales and Service Agreement with individuals or other entities specifically selected and approved by the Company. Accordingly, this agreement and the rights and privileges conferred on the Dealer hereunder are not transferable, assignable or salable by the Dealer and no property right or interest, direct or indirect, is sold, conveyed or transferred to the Dealer under this agreement. This Agreement has been entered into by the Company with the Dealer in reliance
(i) upon the representation and agreement that the following person(s), and only the following person(s), shall be the principal owners of the Dealer:

                             Ford Dealer Agreement

                                                                       HOME                                   PERCENTAGE
NAME                                                                  ADDRESS                                 OF INTEREST
___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

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___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________



(ii) upon the representation and agreement that the following person(s), and only the following person(s), shall have full managerial authority for the operating management of the Dealer in the performance of this agreement:


                                                                       HOME
NAME                                                                  ADDRESS                              TITLE
___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________


and (iii) upon representation and agreement that the following person(s), and only the following person(s), shall be the remaining owners of the Dealer:

                                                                      HOME                                       PERCENTAGE
NAME                                                                 ADDRESS                                    OF INTEREST
___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________


The Dealer shall give the Company prior notice of any proposed change in the said ownership or managerial authority, and immediate notice of the death or incapacity of any such person. No such change or notice, and no assignment of this agreement or of any right or interest herein, shall be effective against the Company unless and until embodied in an appropriate amendment to or assignment of this agreement, as the case may be, duly executed and delivered by the Company and by the Dealer. The Company shall not unreasonably withhold it consent to any such change.

  G.   (Strike out either subparagraph (1) or (2) whichever in not applicable.)

  (1) This agreement shall continue in force and effect from the date of its execution until terminated by either party under the provisions of paragraph 17 hereof.

  (2) This agreement shall continue in force and effect for a term commencing on the date of its execution and expiring ______________ unless sooner terminated under the provisions of paragraph 17 hereof.

  H. Both the Company and the Dealer assume and agree to carry out and perform their respective responsibilities under this agreement.

The parties hereto have duly executed this agreement in duplicate as of the day and year first above written.

[FORD LOGO]
         FORD MOTOR COMPANY


                                              _________________________________
                                                  (Dealer's Trade Name)


President, Ford Division                      By ______________________________

Countersigned by                              (Title) _________________________



___________________________________


_________ _____________ ___________

                               FORD MOTOR COMPANY

                             ________________REGION

                                  ADDENDUM TO



     FORD SALES AND SERVICE AGREEMENT                        Dated
                                                                   -------------
     FORD  TRUCK SALES AND SERVICE AGREEMENT                 Dated
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     FORD HEAVY DUTY TRUCK SALES AND SERVICE AGREEMENT       Dated
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     MERCURY SALES AND SERVICE AGREEMENT                     Dated
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     LINCOLN SALES AND SERVICE AGREEMENT                     Dated               (the
                                                                   -------------
                                                                      "Agreements")



by and between
               -------------------------------------------------------------------------------------------------
                           (Name of Dealership Entity)

                                         in the State of
---------------------------------------                  --------------------------------------------------------
(State whether Partnership or Corporation)               (Show name of State in which incorporated or registered)

doing business as
                  -----------------------------------------------------------------------------------------------
                             (Dealership Trade Name)


(the "Dealer") and Ford Motor Company, a Delaware corporation (the "Company").

THE PARTIES AGREE that the following addendum to Paragraph (F) containing clause
(i)(a) is annexed and made part of the Agreements:

F(i)(a) upon the representation and agreement that the following person(s) and/or entity(ies), and only the following person(s) and/or entity(ies), shall have ownership interests in the principal owner(s) referred to in clause (i) of this Paragraph F:


NAME OF PRINCIPAL OWNER(S) WHICH                     NAME AND ADDRESS OF PERSON(S) OR ENTITY(IES)                        PERCENTAGE
ARE PARTNERSHIPS OR CORPORATIONS                     HAVING OWNERSHIP INTEREST(S) IN PRINCIPAL OWNER(S)                 OF OWNERSHIP
(STATE OF INCORPORATION)                             (INDICATE TITLE)                                                     INTEREST
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

The provisions of this paragraph F requiring notice to and consent by the Company to any changes in ownership shall apply to any change in the person(s) or entity(ies) having an ownership interest in the principal owner(s) set forth in this clause F8(i)3(a).

IN WITNESS WHEREOF, the Company and the Dealer have duly executed this addendum in duplicate as of the ______ day of ________,_______.


FORD MOTOR COMPANY

                                                 -------------------------------
                                                     (Dealer's Trade Name)

By                                              By
   -----------------------------                   -----------------------------
      Assistant Secretary                             (Signature and Title)


----------- ------------- -------


LM-8147/FD-925-AD     1/99
Macro #7013 - (9/00)


NAME OF PRINCIPAL OWNER(S) WHICH                     NAME AND ADDRESS OF PERSON(S) OR ENTITY(IES)                        PERCENTAGE
ARE PARTNERSHIPS OR CORPORATIONS                     HAVING OWNERSHIP INTEREST(S) IN PRINCIPAL OWNER(S)                 OF OWNERSHIP
(STATE OF INCORPORATION)                             (INDICATE STOCKHOLDER OR PARTNER)                                    INTEREST
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

LM-8147/FD-925-AD     9/89
Macro #7013 - (9/00)

                         FORD SALES & SERVICE AGREEMENT



                         [FORD LOGO] FORD MOTOR COMPANY
                                  FORD DIVISION

                               ATTACH GUMMED EDG

                              BASIC AGREEMENT HERE.

                   TABLE OF CONTENTS FOR STANDARD PROVISIONS

   Paragraph                                                           Page

1.   DEFINITIONS ...........................................              1

2.   RESPONSIBILITIES WITH RESPECT TO VEHICLES
     (a) Sales .............................................              3
     (b) Orders ............................................              4
     (c) Consideration of Orders ...........................              4
     (d) Stocks ............................................              5
     (e) Demonstrators .....................................              5
     (f) Factory Suggested Price Labels ....................              5
     (g) Owner Literature ..................................              5
     (h) Rebates and Allowances ............................              5
     (i) Warranty ..........................................              5

3.   RESPONSIBILITIES WITH RESPECT TO
     GENUINE PARTS
     (a) Sales .............................................              6
     (b) Orders ............................................              6
     (c) Consideration of Orders ...........................              6
     (d) Stocks ............................................              6
     (e) Returns and Allowances ............................              6
     (f) Warranty ..........................................              7

4.   RESPONSIBILITIES WITH RESPECT TO SERVICE
     (a) Predelivery Service ...............................              7
     (b) Warranty and Policy and Campaign Service ..........              7
     (c) Maintenance and Repair Service ....................              8
     (d) Service Tools and Equipment .......................              8

5.   RESPONSIBILITIES WITH RESPECT TO
     DEALERSHIP FACILITIES
     (a) Locations and Facilities ..........................              8
     (b) Dealership Facilities Supplement ..................              8
     (c) Changes and Additions .............................              8
     (d) Company Assistance ................................              8
     (e) Fulfillment of Responsibility .....................              9

6.   OTHER DEALER AND COMPANY RESPONSIBILITIES
     (a) Signs .............................................              9
     (b) Personnel .........................................              9
     (c) Dealer Residence ..................................              9
     (d) Capital ...........................................              9
     (e) Accounting System .................................              9
     (f) Financial Reports .................................             10
     (g) Delivery and Sales Reports ........................             10
     (h) Customer Handling .................................             10
     (i) Business Practices, Advertising and Programs ......             10
     (j) Compliance with Laws, Rules and Regulations .......             11
     (k) Indemnification by the Company ....................             11

7.   DEALER'S RESPONSIBILITIES WITH RESPECT
     TO HOURS OF BUSINESS ..................................             12

8.   PURCHASES FROM OTHERS AND SALES
     TO OTHERS .............................................             12

9.   DETERMINATION OF DEALER REPRESENTATION
     (a) Representation Planning ...........................             12
     (b) Information to Dealer .............................             12
     (c) Additional Dealers ................................             13
     (d) Established Dealer Points .........................             13

10.  PRICES AND CHARGES ....................................             13

11.  TERMS AND TITLE
     (a) Payment. ..........................................             13
     (b) Title .............................................             13
     (c) Risk of Loss and Claims ...........................             14
     (d) Demurrage and Diversion Liability .................             14
     (e) State and Local Taxes .............................             14

12.  RECORDS, INSPECTIONS AND TESTS
     (a) Record Retention ..................................             14
     (b) Inspections and Tests .............................             14

13.  CHANGES IN COMPANY PRODUCTS ...........................             14

14.  DEALER NOT AN AGENT OF COMPANY ........................             15

15.  TRADEMARKS AND TRADE NAMES
     (a) Use in Firm Name ..................................             15
     (b) Limitations on Use ................................             15

16.  REPORTS TO DEALER POLICY BOARD ........................             15

17.  TERMINATION OR NONRENEWAL OF AGREEMENT
     (a) By Dealer .........................................             16
     (b) By Company Due to Events Controlled By Dealer .....             16
     (c) By Company For Nonperformance by Dealer of Sales,
         Service, Facilities or Other Responsibilities .....             17
     (d) By Company or Dealer Because of Death or Physical
         or Mental Incapacity of any Principal Owner .......             17
     (e) By Company or Dealer for Failure to be Licensed ...             17
     (f) By Company at Will ................................             17
     (g) By Company Upon the Offer of New Agreement ........             17
     (h) Acts In Good Faith ................................             18

18.  REQUIRED APPEAL TO POLICY BOARD --
     TERMINATIONS OR NONRENEWALS -- OPTIONAL
     ARBITRATION PLAN
     (a) Arbitration Plan ..................................             18
     (b) Appeal to Policy Board ............................             18
     (c) Optional Arbitration ..............................             18
     (d) Limitation of Actions .............................             19
     (e) Expenses of Arbitration ...........................             19

19.  OBLIGATIONS UPON TERMINATION OR
     NONRENEWAL
     (a) Sums Owing Company ................................             20
     (b) Discontinuance of Use of Trademarks and Trade
         Names .............................................             20
     (c) Warranty Work .....................................             20
     (d) Service Records ...................................             20
     (e) Orders and Customer Deposits ......................             20
     (f) Deliveries After Termination or Nonrenewal ........             21

20.  SUCCESSOR TO DEALER IN EVENT OF DEATH
     (a) Interim Agreement .................................             21
     (b) Buy-Out ...........................................             22
     (c) Term/Continuation .................................             23
     (d) Limitation of Offer ...............................             23
     (e) Limitation of Acceptance ..........................             23

21.  REACQUISITION OF COMPANY PRODUCTS AND
     ACQUISITION OF OTHER DEALER ASSETS
     (a) Vehicles ..........................................             23
     (b) Genuine Parts .....................................             24
     (c) Dealer's Signs ....................................             24
     (d) Special Tools and Equipment .......................             24
     (e) Procedures, Delivery and Title ....................             25
     (f) Payment ...........................................             25
     (g) Assignment of Benefits ............................             25

22.  FACILITIES ASSISTANCE UPON NONRENEWAL OR
     CERTAIN TERMINATIONS BY THE COMPANY
     (a) Dealer Eligibility ................................             25
     (b) Eligible Facilities ...............................             26
     (c) Company's Obligation ..............................             26
     (d) Limitation on Company's Obligation ................             26
     (e) Satisfaction of Company's Obligation ..............             27

23.  TERMINATION BENEFITS FULL
     COMPENSATION; GENERAL RELEASE .........................             27

24.  DISPOSITION OF DEALER'S ASSETS ........................             28
     (a) Company Right to Approve Change in Ownership ......             28
     (b) Company Right of First Refusal to Purchase ........             28

25.  NEW AGREEMENT .........................................             29

26.  ACKNOWLEDGEMENTS ......................................             29

27.  NO IMPLIED WAIVERS ....................................             29

28.  RELATIONS AFTER TERMINATION NOT A
     RENEWAL ...............................................             30

29.  LIMITATION OF COMPANY'S LIABILITY .....................             30

30.  NOTICES ...............................................             30

31.  AMENDMENT .............................................             30

32.  MICHIGAN AGREEMENT ....................................             30

33.  CONFLICT WITH STATUTE .................................             30

                         [FORD LOGO] FORD MOTOR COMPANY

                        FORD SALES AND SERVICE AGREEMENT

                               STANDARD PROVISIONS

         DEFINITIONS

         1. As used herein, the following terms shall have the following meanings, respectively:

         1. (a) "COMPANY PRODUCTS" shall mean such

                  (1) new passenger cars,

                  (2) new trucks and chassis, excluding all trucks and chassis of series 850 or higher designations, and

                  (3) parts and accessories therefor,

as from time to time are offered for sale by the Company to all authorized Ford dealers as such for resale, plus such other products as may be offered for sale by the Company to the Dealer from time to time. The Company reserves the right to offer any new, different and differently designated passenger car, truck or chassis, and any other product, bearing any trademarks or brand names used or claimed by the Company or any of its subsidiaries, including the name "Ford", to selected authorized Ford dealers or others under existing or separate new agreements; provided, however, that the Company shall not franchise any such new passenger car bearing the name "Ford" (other than the Ford script-in-oval corporate form of trademark) to anyone who is not an authorized Ford dealer.

         1. (b) "CAR" shall mean any passenger car, and "TRUCK" shall mean any truck or chassis, included in this agreement pursuant to paragraph 1(a) above. "VEHICLE" shall mean any CAR or TRUCK and "VEHICLES" shall mean CARS and TRUCKS.

         1. (c) "COMPETITIVE CARS" and "COMPETITIVE TRUCKS" shall mean those new cars and new trucks, respectively, not marketed by the Company which are selected by the Company as generally comparable with CARS and TRUCKS, respectively, in price and product characteristics.

         1. (d) "INDUSTRY CARS" and "INDUSTRY TRUCKS" shall mean all new cars and all new trucks, respectively, of all manufacturers to the extent data therefor are reasonably available.

         1. (e) "GENUINE PARTS" shall mean such parts, accessories and equipment for VEHICLES as are offered for sale by the Company from time to time to the Dealer.

         1. (f) "DEALER PRICE" shall mean, with respect to each COMPANY PRODUCT to which it refers, the price to the Dealer for such product, as from time to time established by the Company, before deduction of any cash or other discount applicable thereto. It shall not include any amount in the nature of a predelivery or other holdback deposit or charge, any dealer association collection, any charge by the Company for distribution, delivery or taxes, or any other charge for special items or services.

         1. (g) "VEHICLE TERMS OF SALE BULLETIN" shall mean the latest VEHICLE TERMS OF SALE BULLETIN and amendments thereto furnished to the Dealer from time to time by the Company setting forth the terms of sale and ordering procedures applicable to sales of VEHICLES to authorized Ford dealers.

         1. (h) "PARTS AND ACCESSORIES TERMS OF SALE BULLETIN" shall mean the latest PARTS AND ACCESSORIES TERMS OF SALE BULLETIN and amendments thereto furnished to the Dealer from time to time by the Company setting forth the terms of sale and ordering procedures applicable to sales of GENUINE PARTS to authorized Ford dealers.

         1. (i) "CUSTOMER SERVICE BULLETIN" shall mean the latest CUSTOMER SERVICE BULLETIN and amendments thereto furnished to the Dealer from time to time by the Company establishing standards for authorized Ford dealers with respect to service personnel, training, tools and equipment, for customer handling procedures and for evaluating the Dealer's service performance.

         1. (j) "DEALER'S LOCALITY" shall mean the locality designated in writing to the Dealer by the Company from time to time as the area of the Dealer's sales and service responsibility for COMPANY PRODUCTS.

         1. (k) "DEALERSHIP LOCATION" shall mean the place or places of business of the Dealer for carrying out this agreement which are approved by the Company as provided in paragraph 5 of this agreement.

         1. (l) "DEALERSHIP FACILITIES" shall mean the land areas, buildings and improvements established at the DEALERSHIP LOCATION in accordance with the provisions of paragraph 5 of this agreement.

         1. (m) "DEALERSHIP OPERATIONS" shall mean the sale of COMPANY PRODUCTS and used vehicles, service operations and (if the Dealer so elects) rental or leasing of VEHICLES, conducted by the Dealer at or from the DEALERSHIP FACILITIES.

         1. (n) "CAR PLANNING VOLUME" and "TRUCK PLANNING VOLUME" shall mean the average annual estimated sales base for CARS and TRUCKS, respectively, established by the Company for the Dealer from time to time for planning purposes under its standard procedures for authorized Ford dealers in single or multiple DEALERS' LOCALITIES, as the case may be, based on historical sales and registrations, and current trends, in CARS, TRUCKS, COMPETITIVE CARS and TRUCKS and INDUSTRY CARS and TRUCKS in the DEALER'S LOCALITY. Consideration shall also be given to the environs of the DEALERSHIP LOCATION and market trends therein, consumer shopping habits, demographic factors and other appropriate data to the extent available and pertinent. Such terms shall not represent the actual sales volumes to be achieved by the Dealer to meet his responsibilities under paragraph 2 of this agreement.

         1. (o) "PERCENT RESPONSIBILITY" shall mean the ratio of the Dealer's CAR PLANNING VOLUME, and of the Dealer's TRUCK PLANNING VOLUME, to the total CAR PLANNING VOLUMES and to the total TRUCK PLANNING VOLUMES, respectively, for all authorized Ford dealers in the DEALER'S LOCALITY.

         1. (p) "UIO" (units in operation) shall mean the CARS and TRUCKS of the next preceding three or more model years (as determined by the Company from time to time) licensed within the DEALER'S LOCALITY at a given time multiplied by the Dealer's PERCENT RESPONSIBILITY therefor.

         1. (q) "GUIDES" shall mean such reasonable standards as may be established by the Company for the Dealer from time to time under its standard procedures for authorized Ford dealers (i) for DEALERSHIP FACILITIES and equipment, capitalization and net working capital based on such factors as CAR and TRUCK PLANNING VOLUMES, UIO, the DEALER'S LOCALITY and (ii) for inventories, personnel, demonstrators and other elements of DEALERSHIP OPERATIONS based on such factors as sales and service volumes.

         RESPONSIBILITIES WITH RESPECT TO VEHICLES

         2. (a) SALES. The Dealer shall promote vigorously and aggressively the sale at retail (and, if the Dealer elects, the leasing and rental) of CARS and TRUCKS to private and fleet customers within the DEALER'S LOCALITY, and shall develop energetically and satisfactorily the potentials for such sales and obtain a reasonable share thereof; but the Dealer shall not be limited to the DEALER'S LOCALITY in making sales. To this end, the Dealer shall develop, maintain and direct a trained, quality vehicle sales organization and shall conduct throughout each model year aggressive advertising and sales promotion activities, making use to the greatest feasible extent of the Company's advertising and sales promotion programs relating to VEHICLES.

         The Dealer's performance of his sales responsibility for CARS shall be measured by such reasonable criteria as the Company may develop from time to time, including:


         (1) Dealer's sales of CARS to private and fleet users located in the DEALER'S LOCALITY as a percentage of:

                (i) all private and all fleet registrations of CARS in the DEALER'S LOCALITY,

                (ii) all private and all fleet registrations of COMPETITIVE CARS in the DEALER'S LOCALITY,

                (iii) all private and all fleet registrations of INDUSTRY CARS in the DEALER'S LOCALITY, and

                (iv) the private and fleet sales objectives for CARS established by the Company for the Dealer from time to time.

         (2) If the Dealer is not the only authorized dealer in CARS in the DEALER'S LOCALITY, the following factors shall be used in computing percentages pursuant to 2(a) (1) above:

                (i) The Dealer's sales of CARS to users located in the DEALER'S LOCALITY shall be deemed to be the total registrations thereof in the DEALER'S LOCALITY multiplied by the Dealer's percent of sales of all CARS made by all authorized Ford dealers located in the DEALER'S LOCALITY unless the Dealer or the Company shows that the Dealer actually has made a different number of such sales,

                (ii) The registrations of CARS and COMPETITIVE and INDUSTRY CARS in the DEALER'S LOCALITY against which the Dealer shall be measured shall be the total thereof multiplied by the Dealer's PERCENT RESPONSIBILITY, and

                (iii) The Dealer's objectives for CARS shall be the total
                      objectives therefor of all authorized Ford dealers in the DEALER'S LOCALITY multiplied by the Dealer's PERCENT RESPONSIBILITY.

         (3) A comparison of each such percentage with percentages similarly obtained for all other authorized Ford dealers combined in the Company's sales zone and district in which the Dealer is located, and where subparagraph 2(a) (2) applies, for all other authorized Ford dealers combined in the DEALER'S LOCALITY.

                            Ford Standard Provisions

         (4)    In evaluating any comparisons provided for in subparagraph 2(a)
                (3) above, the Company shall give consideration to the availability of CARS to the Dealer and other authorized Ford dealers and any special local marketing conditions that might affect the Dealer's sales performance differently from the sales performance of COMPETITIVE or INDUSTRY CAR dealers or other authorized Ford dealers.

         (5) The sales and registration data referred to in this subparagraph 2(a) shall include sales to and registrations in the name of leasing and daily rental operations and shall be those utilized in the Company's records or in reports furnished to the Company by independent sources selected by it and generally available for such purpose in the automotive industry. In the event such reports of the registrations and/or sales of INDUSTRY or COMPETITIVE CARS in the DEALER'S LOCALITY are not generally available, the evaluation of the Dealer's sales performance shall be based on such registrations and/or sales or purchase data as can be reasonably obtained by the Company.

         The Dealer's performance of his sales responsibility for TRUCKS shall be determined in the same manner as for CARS.

         The Company will provide to the Dealer an evaluation of his performance under this sub-paragraph (2)(a) from time to time as initiated by the Company, or not more than once a month upon the written request of the Dealer.

         2. (b) ORDERS.

         (1) To enable the Company to plan for and establish, and its manufacturing sources to carry out, production schedules, the Dealer shall, on the dates and forms provided by the Company, furnish the Company basic orders for types of VEHICLES and specific orders for individual VEHICLES against the applicable basic order as specified in the applicable VEHICLE TERMS OF SALE BULLETIN.

         (2) The Company is authorized to have installed on any VEHICLE ordered by the Dealer any equipment or accessory required by any applicable federal, state or local law, rule, or regulation.

         (3) Any order for a VEHICLE not shipped during the month for which delivery was scheduled will remain in effect unless cancelled by the Dealer or the Company by written notice to the other. An order for an "off standard" VEHICLE may be cancelled only by or with the consent of the Company. Any VEHICLE which differs from the Company's standard specifications, or which incorporates special equipment, shall be considered an "off standard" VEHICLE.

         (4) The Dealer shall not be liable to the Company for any failure to accept shipments of VEHICLES ordered from the Company where such failure is due to any labor difficulty at the DEALERSHIP LOCATION or to any cause beyond the Dealer's control or without the Dealer's fault or negligence.

         2. (c) CONSIDERATION OF ORDERS.

         (1) The Company may reject orders not submitted in accordance with subparagraph 2(b)(1) above. The Company shall make reasonable efforts to fill each order OF the dealer that is accepted by the Company. During any period of shortage of any VEHICLE, the Company shall be entitled to give priority to accepted orders for such VEHICLES for resale to users residing within the DEALER'S LOCALITY of the ordering dealer.

         (2) The Company shall not be liable to the Dealer in any respect for failure to ship or for delay in shipment of accepted orders for VEHICLES where such failure or delay is due wholly or in part to (i) shortage or curtailment of material, labor, transportation, or utility services, (ii) any labor or production difficulty in any of its own or any of its suppliers' locations, (iii) any governmental action, or (iv) any cause beyond the Company's control or without its fault or negligence.

         2. (d) STOCKS. The Dealer shall maintain stocks of current models of such lines or series of VEHICLES, of an assortment and in quantities as are in accordance with Company GUIDES therefor, or adequate to meet the Dealer's share of current and anticipated demand for VEHICLES in the DEALER'S LOCALITY. The Dealer's maintenance of VEHICLE stocks shall be subject to the Company's filling the Dealer's orders therefor.

         2. (e) DEMONSTRATORS. The Dealer shall maintain at all times in good condition and running order for demonstration and loan to prospective purchasers, such numbers of the latest model of such lines or series of VEHICLES as are in accordance with Company GUIDES therefor.

         2. (f) FACTORY SUGGESTED PRICE LABELS. If any CAR is delivered by the Company to the Dealer with an incorrect label, or without a completed label, affixed thereto pursuant to the Federal Automobile Information Disclosure Act, the Dealer shall promptly complete and affix to such CAR a correct label on the form and in accordance with the directions furnished by the Company.

         2. (g) OWNER LITERATURE. The Dealer shall, in accordance with the Company's instructions, complete, execute and deliver to each retail purchaser of a VEHICLE from him the Company's then current publications for owners with respect to the operation, maintenance and warranty of that VEHICLE (hereinafter called "Owner's Literature"). The Dealer shall fulfill promptly all dealer responsibilities under each piece of the Owner's Literature delivered by him. The Company may specify in the Owner's Literature that the Dealer will perform certain inspections of the VEHICLE. The Dealer authorizes the Company to charge his account for work done by another Company authorized CAR or TRUCK dealer under the Owner's Literature delivered by the Dealer, and to credit his account for work done by him under Owner's Literature delivered by another Company authorized CAR or TRUCK dealer. The charge or credit shall be in the amount specified by the Company from time to time.

         2. (h) REBATES AND ALLOWANCES. The Dealer shall be entitled to such rebates and allowances from the Company on VEHICLES and factory-installed options, subject to such conditions and procedures, as may be specified in the applicable VEHICLE TERMS OF SALE BULLETIN or other notice pertaining thereto sent to the Dealer by the Company, provided that any change in the model close-out allowance shall be announced to the Dealer prior to the Company's solicitation of the build-out order.

         2. (i) WARRANTY. The Company shall from time to time establish, by notice to the Dealer, the warranty to the owner applicable to each VEHICLE. There shall be NO OTHER WARRANTY, express or implied, including any warranty of MERCHANTABILITY OR FITNESS, or any other obligation of the Company to the Dealer or the owner with respect to the VEHICLE or any part thereof except the warranty established pursuant to this subparagraph. The Dealer shall expressly incorporate such warranty as a part of each buyer's order form or other contract for the sale of a VEHICLE and shall deliver a copy of the warranty, in the form furnished by the Company, to the owner at the time the VEHICLE is delivered to the owner, all in accordance with instructions set forth in the Company's then current Warranty and Policy Manual and supplements thereto (hereinafter called "Warranty Manual").

         RESPONSIBILITIES WITH RESPECT TO GENUINE PARTS

         3. (a) SALES. The Dealer shall promote vigorously and aggressively the sale of GENUINE PARTS to service, wholesale and other customers within the DEALER'S LOCALITY, and shall develop energetically and satisfactorily the potentials for such sale and obtain a reasonable share thereof; but the Dealer shall not be limited to the DEALER'S LOCALITY in making sales. To this end, the Dealer shall develop, maintain and direct a trained quality parts sales organization and shall conduct aggressive advertising and sales promotion activities, making use to the greatest feasible extent of the Company's advertising and sales promotion programs relating to GENUINE PARTS. The Dealer shall not sell or offer for sale or use in the repair of any COMPANY PRODUCT, as a GENUINE PART, any part or accessory that is not in fact a GENUINE PART.

         The Dealer's performance of his sales responsibility for GENUINE PARTS shall be measured by such reasonable criteria as the Company may develop from time to time including:

         (1) His sales as a percentage of the sales objectives established for him by the Company from time to time, and his sales per UIO, and

         (2) A comparison of such percentage and sales per UIO with the percentage similarly obtained and sales per UIO of all other authorized Ford dealers combined in one or more of the following: (i) the DEALER'S LOCALITY, (ii) the Company's sales or service zone, and (iii) the district in which the Dealer is located, as the Company may determine.

         3. (b) ORDERS.

         (1) Stock orders for the Dealer's requirements of GENUINE PARTS shall be furnished to the Company by the Dealer in accordance with the applicable PARTS AND ACCESSORIES TERMS OF SALE BULLETIN.

         (2) Any order for a GENUINE PART not shipped in accordance with normal shipping schedules will remain in effect unless cancelled by the Dealer or the Company by written notice to the other.

         (3) The Dealer shall not be liable to the Company for any failure to accept shipment of GENUINE PARTS ordered from the Company where such failure is due to any labor difficulty in the Dealer's place of business or to any cause beyond the Dealer's control or without the Dealer's fault or negligence.

         3. (c) CONSIDERATION OF ORDERS.

         (1) The Company shall make reasonable efforts to fill each order of the Dealer that is accepted by the Company.

         (2) The Company shall not be liable to the Dealer in any respect for failure to ship or for delay in shipment of accepted orders for GENUINE PARTS where such failure or delay is due wholly or in part to (i) shortage or curtailment of material, labor, transportation or utility services, (ii) any labor or production difficulty in any of its own or any of its suppliers' locations,
                (iii) any governmental action or (iv) any cause beyond the Company's control or without its fault or negligence.

         3. (d) STOCKS. The Dealer shall maintain a stock of parts, including GENUINE PARTS, in accordance with Company GUIDES therefor, and of an assortment in quantities adequate to meet the current and anticipated demand therefor. The Dealer's maintenance of stocks of GENUINE PARTS shall be subject to the Company's filling the Dealer's orders therefor.

         3. (e) RETURNS AND ALLOWANCES. The Dealer shall be entitled to such allowances, discounts, incentives and return privileges from the Company on GENUINE PARTS subject to such conditions and procedures as may be specified in the applicable PARTS AND ACCESSORIES

TERMS OF SALE BULLETIN or other notice pertaining thereto sent to the Dealer by the Company.

         3. (f) WARRANTY. The Company shall from time to time establish, by notice to the Dealer, the warranty applicable to each GENUINE PART. There shall be NO OTHER WARRANTY, express or implied, including any warranty of MERCHANTABILITY OR FITNESS, or any other obligation of the Company to the Dealer or the customer with respect to any GENUINE PART or any part thereof except the warranty established pursuant to this subparagraph. The Dealer shall expressly incorporate such warranty as a part of each sale of a GENUINE PART, in accordance with instructions set forth in the Warranty Manual.

         RESPONSIBILITIES WITH RESPECT TO SERVICE

         4. The Dealer shall develop, maintain and direct a trained, quality service organization and render at the DEALERSHIP FACILITIES prompt, workmanlike, courteous and willing service to owners and users of COMPANY PRODUCTS, in accordance with the standards and procedures set forth in the applicable CUSTOMER SERVICE BULLETIN, including without limitation all service to which a purchaser of a COMPANY PRODUCT from any authorized Ford dealer may be entitled.

         4. (a) PREDELIVERY SERVICE. The Dealer shall perform or be responsible for the performance of such inspection, conditioning and repair of each VEHICLE before delivery as may he prescribed for such VEHICLE in the Company's applicable predelivery inspection and conditioning schedules furnished by the Company to the Dealer. The Dealer shall maintain or be responsible for the maintenance of adequate records of all predelivery inspection, conditioning and repair work performed by or for the Dealer.

         4. (b) WARRANTY AND POLICY AND CAMPAIGN SERVICE.

         (1) The Dealer shall perform all warranty and policy service on each COMPANY PRODUCT it is certified to sell and service, presented by owners, in accordance with the warranty and policy applicable thereto and the applicable provisions of the Warranty Manual and CUSTOMER SERVICE BULLETIN.

         (2) The Dealer shall perform campaign inspections and/or corrections for owners and users of all VEHICLES, subject to the campaign instructions issued by the Company from time to time and the applicable provisions of the Warranty Manual. The Company may ship parts in quantity to the Dealer to effect such campaign work and if such parts are in excess of the Dealer's requirements, the Dealer may return unused parts to the Company for credit after completion of the campaign.

         (3) The Dealer shall use only GENUINE PARTS in performing warranty, policy and campaign work, except as otherwise provided in the Warranty Manual, CUSTOMER SERVICE BULLETIN or campaign instructions, and shall give precedence to all such work over other service work if the use of the vehicle is impaired. The Dealer shall promptly report to the Company, and seek the Company's assistance with respect to, any warranty or policy or campaign work which cannot be performed to the owner's or the Dealer's satisfaction. The Company shall give precedence to such requests over other service assistance. The Dealer shall provide the owner with a copy of the repair order for such work itemizing the work performed. The Dealer shall have such repair order signed by the owner except in unusual circumstances where it is not feasible to obtain such signature.

         (4) The Dealer shall submit claims to the Company for reimbursement for the parts and labor used in performing warranty, policy and campaign work and the Company shall reimburse the Dealer therefor, in accordance with the provisions of the Warranty Manual or campaign instructions and the Dealer's approved warranty labor rate. The Dealer shall maintain adequate records and documents supporting such claims in accordance with the provisions of the Warranty Manual.

         4. (c) MAINTENANCE AND REPAIR SERVICE. The Dealer shall perform all other maintenance and repair services, including, where feasible, body repair services, reasonably required by owners and users of VEHICLES and shall provide each customer a copy of the repair order itemizing the work performed and the charges therefor. The Dealer shall have the customer sign such repair order except in unusual circumstances where it is not feasible to obtain such signature.

         4. (d) SERVICE TOOLS AND EQUIPMENT. The Dealer shall acquire and maintain for use in DEALERSHIP OPERATIONS such diagnostic equipment and other tools, equipment and machinery, comparable to the type and quality recommended by the Company from time to time, as are necessary to meet the Dealer's service responsibilities hereunder and substantially in accordance with Company GUIDES therefor and the applicable CUSTOMER SERVICE BULLETIN.

         RESPONSIBILITIES WITH RESPECT TO DEALERSHIP FACILITIES

         5. (a) LOCATIONS AND FACILITIES. The Dealer shall establish and maintain at the DEALERSHIP LOCATION approved by the Company DEALERSHIP FACILITIES of satisfactory appearance and condition and adequate to meet the Dealer's responsibilities under this agreement. The DEALERSHIP FACILITIES shall be substantially in accordance with the GUIDES therefor established by the Company from time to time.

         5. (b) DEALERSHIP FACILITIES SUPPLEMENT. The Dealer and the Company have executed, as a part of and simultaneously with this agreement, a Dealership Facilities Supplement which includes a description of all of the DEALERSHIP LOCATION and FACILITIES, the GUIDES therefor as of the date of this agreement and the purpose for which each shall be used.

         5. (c) CHANGES AND ADDITIONS. The Dealer shall not move or substantially modify or change the usage of any of the DEALERSHIP LOCATION or FACILITIES for COMPANY PRODUCTS, nor shall the Dealer or any person named in subparagraphs F(i) or F(ii) hereof directly or indirectly establish or operate in whole or in part any other locations or facilities for the sale or service of COMPANY PRODUCTS or the sale of used vehicles without the prior written consent of the Company. Any such change shall be evidenced by a new Dealership Facilities Supplement executed by the Dealer and the Company. To ensure that all data included on the Dealership Facilities Supplement are reasonably accurate, the Company and the Dealer shall execute a new Dealership Facilities Supplement at least once every five (5) years.

         5. (d) COMPANY ASSISTANCE. To assist the Dealer in planning, establishing and maintaining DEALERSHIP LOCATION and FACILITIES in accordance with his responsibilities under this agreement, the Company will make available, at the request of the Dealer, and at a mutually convenient time and place, personnel to provide counsel and advice regarding location and facility planning, including layout and design.

         5. (e) FULFILLMENT OF RESPONSIBILITY. The Dealer shall be deemed to be fulfilling his responsibilities under this paragraph 5 when and as long as the DEALERSHIP LOCATION is approved by the Company and the DEALERSHIP FACILITIES are substantially in accordance with the current GUIDES therefor. The execution of this agreement or of any Dealership Facilities Supplement shall not of itself be construed as evidence of the fulfillment by the Dealer of his responsibilities to provide adequate DEALERSHIP LOCATION and FACILITIES.

         OTHER DEALER AND COMPANY RESPONSIBILITIES

         6. (a) SIGNS. The Dealer shall install and maintain at the DEALERSHIP LOCATION signs of good appearance and adequate to identify such locations as (1) authorized sales and service establishments for VEHICLES and other COMPANY PRODUCTS identifying such products as products of the Company, (2) authorized sales locations for used vehicles and (3) authorized locations for the leasing or rental of vehicles, as the case may be. Each sign shall be compatible with the design standards established by the Company from time to time and shall be subject to the Company's approval with respect to any display of any trademark or trade name used or claimed by the Company or any of its subsidiaries. Fulfillment of any separate Dealership Identification Agreement between the Dealer and the Company shall be deemed fulfillment of this subparagraph 6(a). The Company will make available, at the request of the Dealer, and at a mutually convenient time and place, personnel to provide counsel and advice regarding dealership signs and identification.

         6. (b) PERSONNEL. The Dealer shall employ and train such numbers and classifications of competent personnel of good character, including, without limitation, sales, parts, service, owner relations and other department managers, salesmen and service technicians, as will enable the Dealer to fulfill all his responsibilities under this agreement. The Company shall provide assistance to the Dealer in determining personnel requirements. In response to the training needs of the Dealer's personnel, the Dealer at his expense shall cause his personnel to attend training schools or courses conducted by the Company from time to time.

         6. (c) DEALER RESIDENCE. Effective operation of the Dealer's business is dependent in large part on the Dealer's management becoming a part of and accepted within his local community. Accordingly, each person named in subparagraph F(ii) hereof shall (unless otherwise approved in writing by the Company because of individual circumstances) reside within the DEALER'S LOCALITY.

         6. (d) CAPITAL. The Dealer shall at all times maintain and employ in connection with his DEALERSHIP OPERATIONS separately from any other business of the Dealer, such total investment, net working capital, adequate lines of wholesale credit and competitive retail financing plans for VEHICLES as are in accordance with Company GUIDES therefor and will enable the Dealer to fulfill all his responsibilities under this agreement.

         6. (e) ACCOUNTING SYSTEM. It is in the mutual interests of the Dealer and the Company that uniform accounting systems and practices be maintained by the Company's authorized dealers in order that the Company may develop and disseminate helpful information, evaluate the relative operating performance of each dealer and develop criteria that will enable the Company to formulate plans and policies in the interests of its dealers and the Company and that will assist each dealer to obtain satisfactory results from his dealership operations. Accordingly, the Dealer shall install and use in his DEALERSHIP OPERATIONS, whether conducted as one or several business entities, an accounting system, not exclusive of any other system the Dealer may wish to use, in accordance with the Company's Manual of Dealer Accounting Procedures as amended from time to time.

         6. (f) FINANCIAL REPORTS. In furtherance of the mutual interests set forth in paragraph 6(e) hereof, the Dealer shall furnish to the Company each month, at the time and on the forms prescribed by the Company, a complete statement reflecting the true financial condition and the month and year-to-date operating results of his DEALERSHIP OPERATIONS as of the end of the preceding month. The Dealer also shall promptly furnish to the Company a copy of any adjusted annual statement that may be prepared by or for the Dealer. All such statements, reports and data shall be based whenever applicable upon the accounting system installed and used by the Dealer in accordance with subparagraph 6(e). Financial information furnished by the Dealer shall be handled on a confidential basis by the Company and, unless authorized by the Dealer or required by law, or offered in evidence in judicial or arbitration proceedings, shall not be furnished, except as an unidentified part of a composite or coded report, to any party outside of the Company.

         6. (g) DELIVERY AND SALES REPORTS. To assist the Company in evaluating current sales and market trends, in advising its manufacturing sources of adjustments desired in production and distribution schedules, and in providing the type of information necessary to provide assistance and counsel to the Dealer, the Dealer shall (1) accurately complete the information prescribed on the vehicle delivery card and forward such card to the Company at or as soon as reasonably possible after the end of the day on which the new VEHICLE is delivered or sold, whichever shall occur first, to the private or fleet customer or to rental or leasing operations, if any, conducted or controlled by the Dealer, and (2) furnish the Company with accurate and complete delivery or sales reports and data relating to the Dealer and his DEALERSHIP OPERATIONS at the times and on such forms as the Company may specify from time to time.

         6. (h) CUSTOMER HANDLING. The Dealer shall cooperate with Company programs, and develop and maintain his own programs, designed to develop good relationships between the Dealer and the public. The Dealer shall promptly investigate and handle all matters brought to his attention by the Company or the public relating to the sale or servicing of COMPANY PRODUCTS in the DEALER'S LOCALITY, in accordance with procedures set forth in the applicable CUSTOMER SERVICE BULLETIN, so as to develop public confidence in the Dealer, the Company and COMPANY PRODUCTS. The Dealer shall report promptly to the Company the details of each inquiry or complaint received by the Dealer relating to any COMPANY PRODUCT which the Dealer cannot handle satisfactorily. The Dealer shall not make, directly or indirectly, any false or misleading statement or representation to any customer as to any VEHICLE, GENUINE PART or other COMPANY PRODUCT as to the source, condition or capabilities thereof, or the Dealer's or the Company's prices or charges therefor or for distribution, delivery, taxes or other items.

         6. (i) BUSINESS PRACTICES, ADVERTISING AND PROGRAMS. The Dealer shall conduct DEALERSHIP OPERATIONS in a manner that will reflect favorably at all times on the reputation of the Dealer, other Company authorized dealers, the Company, COMPANY PRODUCTS and trademark and trade names used or claimed by the Company or any of its subsidiaries. The Dealer shall avoid in every way any "bait", deceptive, misleading, confusing or illegal advertising or business practice. The Company shall not publish or employ any such advertising or practice or encourage any dealer or group of dealers to do so.

         6. (j) COMPLIANCE WITH LAWS, RULES AND REGULATIONS. The Dealer shall comply with all applicable federal, state, and local laws, rules and regulations in the ordering, sale and service of COMPANY PRODUCTS and the sale and service of used vehicles, including without limitation those related to motor vehicle safety, emissions control and customer service. The Company shall provide the Dealer, and the Dealer shall provide the Company, such information and assistance as may be reasonably requested by the other in connection with the performance of obligations under such laws, rules and regulations.

         6. (k) INDEMNIFICATION BY THE COMPANY. The Company shall defend, indemnify, hold harmless and protect the Dealer from any losses, damages or expense, including costs and attorney's fees, resulting from or related to lawsuits, complaints or claims commenced against the Dealer by third parties concerning:

         (1) Property damage to a COMPANY PRODUCT or bodily injury or property damage arising out of an occurrence caused solely by a "production defect" in that product (i.e., due to defective materials or workmanship utilized or performed at the factory, except for any "production defect" in tires and diesel engines made by others, provided, however, that the "production defect" could not have been discovered by the Dealer in the reasonable pre-delivery inspection of the VEHICLE, as recommended by the Company.

         (2) Property damage to a COMPANY PRODUCT or bodily injury or property damage arising out of an occurrence caused solely by a defect in the design of that product, except for a defect in the design of tires or diesel engines made by others.

         (3) Any damage occurring to a new VEHICLE, and repaired by the Company (excluding removal and replacement of an entire component with a like component where no welding, riveting or painting is involved), from the time the VEHICLE leaves the Company's assembly plant or warehouse to the time it is delivered to the Dealer's designated location, provided the Company failed to notify the Dealer in writing of such damage and repair in transit prior to delivery of the VEHICLE to the first retail customer.

                In the event that any legal action arising out of any of these causes is brought against the Dealer, the Company shall undertake, at its sole expense, to defend said action on behalf of the Dealer when requested to do so by the Dealer, provided that the Dealer promptly notifies the Company in writing of the commencement of the action against the Dealer and cooperates fully in the defense of the action in such manner and to such extent as the Company may reasonably require (provided, however, that the Company shall have the right to continue the suit in the name of the Dealer, if the Company deems such action to be necessary). Should the Company refuse to undertake the defense on behalf of the Dealer, or fail to undertake an adequate defense, the Dealer may conduct its own defense and the Company shall be liable for the cost of such defense, including reasonable attorney's fees, together with any verdict, judgment or settlement paid by the Dealer (provided, however, that the Dealer shall notify the Company within a reasonable period of any such settlement).

         (4) Personal injury or property damage arising solely out of a negligent or improper act of an employe of the Company.

         DEALER'S RESPONSIBILITIES WITH RESPECT TO HOURS OF BUSINESS

         7. To the end that the needs of customers and owners served by the Dealer are fulfilled properly, the Dealer shall maintain DEALERSHIP OPERATIONS open for business during all hours and days which are customary in the trade and lawful for such operations in the DEALER'S LOCALITY.

         PURCHASES FROM OTHERS AND SALES TO OTHERS

         8. The Dealer reserves the right to make purchases from others without obligation or liability of any kind to the Company, provided that the Dealer shall not be relieved of any responsibility assumed by the Dealer under this agreement; and, except as otherwise expressly provided herein, the Company reserves the right to make sales to others (including without limitation to other dealers) without obligation or liability of any kind to the Dealer.

         DETERMINATION OF DEALER REPRESENTATION

         9. (a) REPRESENTATION PLANNING. The Company reserves the right to determine, from time to time, in its best judgment, the numbers, locations and sizes of authorized dealers necessary for proper and satisfactory sales and service representation for COMPANY PRODUCTS within and without the DEALER'S LOCALITY. In making such determinations, the Company from time to time conducts, to the extent deemed adequate by the Company and subject to the ready availability of information, studies of the locality, including such factors as its geographic characteristics, consumer shopping habits, competitive representation patterns, sales and service requirements, convenience of customers or potential customers and past and future growth and other trends in marketing conditions, population, income, UIO, VEHICLE sales and registrations and COMPETITIVE and INDUSTRY CAR and TRUCK registrations.

         9. (b) INFORMATION TO DEALER. The Company will inform the Dealer of any proposed change in the Company's market representation plans for the DEALER'S LOCALITY, provided that if the Company's market representation plans do not provide for the continuation of representation of COMPANY PRODUCTS from the Dealer's DEALERSHIP FACILITIES (except for a relocation thereof), the Company shall not be obligated to inform other dealers thereof, but shall give the Dealer written notice thereof. If, in the Company's opinion, such changes should be disclosed to other dealers in connection with the Company's market representation plans for their respective DEALERSHIP OPERATIONS, the Company may inform such other dealers thereof, without liability to the Dealer, no earlier than thirty (30) days after such notice to the Dealer and shall inform such other dealers that the Dealer may maintain his DEALERSHIP OPERATIONS for so long as the Dealer desires and fulfills his responsibilities under this agreement.

         9. (c) ADDITIONAL DEALERS. The Company shall have the right to appoint additional dealers in VEHICLES within or without the DEALER'S LOCALITY except that, if an additional dealer will be within the DEALER'S LOCALITY and within ten (10) miles driving distance of the Dealer's principal place of business, the Company shall not appoint the additional dealer unless a study made pursuant to subparagraph 9(a) reasonably demonstrates, in the Company's opinion, that such appointment is necessary to provide VEHICLES with proper sales and service representation in such locality with due regard to the factors referred to above in subparagraph 9(a). The Company by written notice to the Dealer will give the Dealer thirty (30) days in which to review the applicable study (excluding information regarding other dealers considered confidential by the Company), to discuss such additional dealer with representatives of the Company and to give the Company written notice of objection to the proposed addition. If the Dealer fails to give such written notice by such time, he shall be deemed to have consented to the proposed addition. The Company will give consideration to any such written objection and advise the Dealer in writing of its decision before any commitment is made or negotiations conducted with any dealer prospect. If the Dealer appeals to the Dealer Policy Board within fifteen (15) days of such decision, no action will be taken by the Company until the Dealer Policy Board has rendered a decision on the matter.

         9. (d) ESTABLISHED DEALER POINTS.

         Nothing in this paragraph 9 shall restrict the right of the Company to appoint a dealer in VEHICLES as a replacement for a dealer in VEHICLES, or to fill an established open point for a dealer in VEHICLES, at or near a location previously approved by the Company.

         PRICES AND CHARGES

         10. Sales of COMPANY PRODUCTS by the Company to the Dealer hereunder will be made in accordance with the prices, charges, discounts and other terms of sale set forth in price schedules or other notices published by the Company to the Dealer from time to time in accordance with the applicable VEHICLE TERMS OF SALE BULLETIN or PARTS AND ACCESSORIES TERMS OF SALE BULLETIN. Except as otherwise specified in writing by the Company, such prices, charges, discounts and terms of sale shall be those in effect, and delivery to the Dealer shall be deemed to have been made and the order deemed to have been filled on the date of delivery to the carrier or the Dealer, whichever occurs first. The Company has the right at any time and from time to time to change or eliminate prices, charges, discounts, allowances, rebates, refunds or other terms of sale affecting COMPANY PRODUCTS by issuing a new VEHICLE or PARTS AND ACCESSORIES TERMS OF SALE BULLETIN, new price schedules or other notices. In the event the Company shall increase the DEALER PRICE for any COMPANY PRODUCT, the Dealer shall have the right to cancel, by notice to the Company within ten (10) days after receipt by the Dealer of notice of such increase, any orders for such product placed by the Dealer with the Company prior to receipt by the Dealer of notice of such increase and unfilled at the time of receipt by the Company of such notice of cancellation.

         TERMS AND TITLE

         11. (a) PAYMENT. Payment by the Dealer for each COMPANY PRODUCT shall be in accordance with the terms and conditions set forth in the applicable VEHICLE or PARTS AND ACCESSORIES TERMS OF SALE BULLETIN.

         11. (b) TITLE. Title to each COMPANY PRODUCT purchased by the Dealer shall (unless otherwise provided in the applicable VEHICLE or PARTS AND ACCESSORIES TERMS OF SALE BULLETIN) pass to the Dealer, or to such financing institution or other party as may have been designated to the Company by the Dealer, upon delivery thereof to the carrier or to the

Dealer, whichever occurs first, but the Company shall retain a security interest in and right to repossess any product until paid therefor.

     11.(c) RISK OF LOSS AND CLAIMS. The Company shall assume all risk of loss or damage to any VEHICLE purchased by the Dealer from the Company which is not borne by the carrier while the VEHICLE is in the possession of the carrier provided the Dealer properly inspects and records any loss or damage of the VEHICLE upon receipt thereof. The Dealer shall cooperate with the Company in processing all claims for loss or damage of the VEHICLE in accordance with the Company's then current procedures.

     11.(d) DEMURRAGE AND DIVERSION LIABILITY. The Dealer shall be responsible for and pay any and all demurrage, storage and other charges accruing after arrival of any shipment at its destination. In the event the Dealer shall fail or refuse for any reason (other than labor difficulty in the Dealer's place of business or any cause beyond the Dealer's control or without the Dealer's fault or negligence) to accept delivery of any COMPANY PRODUCT ordered by the Dealer, the Dealer shall also pay the Company the amount of all expenses incurred by the Company in shipping such product to the Dealer and in returning such product to the original shipping point or diverting it to another destination; but in no event shall the Dealer pay the Company more for any such diversion than the expense of returning the product to its original shipping point.

     11.(e) STATE AND LOCAL TAXES. The Dealer hereby represents and warrants that all COMPANY PRODUCTS purchased from the Company are purchased for resale in the ordinary course of the Dealer's business. The Dealer further represents and warrants that the Dealer has complied with all requirements for his collection and/or payment of applicable sales, use and like taxes, and has furnished or will furnish evidence thereof to the Company. These representations and warranties shall be deemed a part of each order given by the Dealer to the Company.

  The Dealer agrees that, as to any COMPANY PRODUCT put to a taxable use by the Dealer, or in fact purchased by the Dealer other than for resale, the Dealer shall make timely and proper return and payment of all applicable sales, use and like taxes, and shall hold the Company harmless from all claims and demands therefor.

     RECORDS, INSPECTIONS AND TESTS

     12. (a) RECORD RETENTION. The Dealer shall retain for at least two (2) years all records and documents, including journals and ledgers, which relate in any way, in whole or in part, to DEALERSHIP OPERATIONS, except for records used as a basis for submission of warranty and policy claims, which shall be retained for at least one (1) year.

     12.(b) INSPECTIONS AND TESTS. The Dealer shall allow persons designated by the Company, at reasonable times and intervals and during normal business hours, to examine the DEALERSHIP FACILITIES and OPERATIONS, the Dealer's stocks of COMPANY PRODUCTS and used vehicles and vehicles at the DEALERSHIP FACILITIES for service or repair, to test the Dealer's equipment, to check and instruct the Dealer and his employees in the proper handling of warranty and other repairs and claims based thereon, and to examine, copy and audit any and all of the Dealer's records and documents. The Company may charge back to the Dealer all payments or credits made by the Company to the Dealer pursuant to such claims or otherwise which were improperly claimed or paid.

     CHANGES IN COMPANY PRODUCTS

     13. The Company may change the design of any COMPANY PRODUCT, or add any new or different COMPANY PRODUCT or line, series or body style of VEHICLES, at any time and from

CHANGES IN COMPANY PRODUCTS (CONTINUED)

time to time, without notice or obligation to the Dealer, including any obligation with respect to any COMPANY PRODUCT theretofore ordered or purchased by or delivered to the Dealer. Such changes shall not be considered model year changes as contemplated by the provisions of any VEHICLE TERMS OF SALE BULLETIN. The Company may discontinue any VEHICLE or other COMPANY PRODUCT at any time without liability to the Dealer.


     DEALER NOT AGENT OF THE COMPANY

     14. This agreement does not in any way create the relationship of principal and agent between the Company and the Dealer and under no circumstances shall the Dealer be considered to be an agent of the Company. The Dealer shall not act or attempt to act, or represent himself, directly or by implication, as agent of the Company or in any manner assume or create any obligation on behalf of or in the name of the Company.

     TRADEMARKS AND TRADE NAMES

     15. (a) USE IN FIRM NAME. The Dealer may not use any trademark or trade name used or claimed by the Company or any of its subsidiaries in the Dealer's firm name or trade name except with the Company's prior written approval. If, after such approval, the Company should at any time so request, the Dealer shall promptly discontinue such use and take all steps necessary or appropriate in the opinion of the Company to eliminate such trademark or trade name from the Dealer's firm name or trade name.

     15. (b) LIMITATIONS ON USE. The Dealer shall not use any trademark or trade name used or claimed by the Company or any of its subsidiaries, or coined words or combinations containing the same or parts thereof, in connection with any business conducted by the Dealer other than in dealing in COMPANY PRODUCTS to which such trademark or trade name refers, and then only in the manner and form approved by the Company; provided that the word "Ford" may be used in connection with a business operated by or affiliated with the Dealer as the Dealer's used vehicle outlet if the Dealer obtains the Company's prior written approval, which may be revoked at any time, and if the Dealer retains the right to require any such affiliated business to discontinue such use at any time the Dealer may direct. The Dealer shall direct such discontinuance on request of the Company at any time.

     The Dealer shall not contest the right of the Company to exclusive use of any trademark or trade name used or claimed by the Company or any of its subsidiaries.

     REPORTS TO FORD MOTOR COMPANY'S DEALER POLICY BOARD

     16. In the interest of maintaining harmonious relationships between the parties to this agreement, the Dealer shall report promptly in writing to the Company's Dealer Policy Board (hereafter called "Policy Board") any act or failure to act on the part of the Company or any of its representatives which the Dealer believes was not in accordance with this agreement or was not reasonable, fair, for good cause or provocation or in good faith as to the Dealer. For the purposes of this agreement, the term "good faith" shall mean the Company and its representatives acting in a fair and equitable manner toward the Dealer so as to guarantee the Dealer freedom from coercion or intimidation from the Company. It is the purpose of the Policy Board to receive, carefully evaluate and, to the extent possible, resolve any such claim to the mutual satisfaction of the parties. Any decision of the Policy Board shall be binding on the Company but shall not be binding on the Dealer.

     TERMINATION OR NONRENEWAL OF AGREEMENT

     17. (a) BY DEALER. The Dealer may terminate or not renew this agreement at any time at will by giving the Company at least thirty (30) days prior written notice thereof.

     17. (b) BY COMPANY DUE TO EVENTS CONTROLLED BY DEALER. The following represent events which are substantially within the control of the Dealer and over which the Company has no control, and which are so contrary to the intent and purpose of this agreement as to warrant its termination or nonrenewal:

     (1) Any transfer or attempted transfer by the Dealer of any interest in, or right, privilege or obligation under this agreement; or transfer by operation of law or otherwise, of the principal assets of the Dealer that are required for the conduct of DEALERSHIP OPERATIONS; or any change, however accomplished, without the Company's prior written consent, which consent shall not be unreasonably withheld, in the direct or indirect ownership or operating management of the Dealer as set forth in paragraph F.

     (2) Any misrepresentation in applying for this agreement by the Dealer or any person named in paragraph F; or submission by the Dealer to the Company of any false or fraudulent application or claim, or statement in support thereof, for warranty, policy or campaign adjustments, for wholesale parts or VEHICLE sales incentives or for any other refund, credit, rebate, incentive, allowance, discount, reimbursement or payment under any Company program; or acceptance by the Dealer of any payment for any work not performed by the Dealer in accordance with the provisions of this agreement, the Warranty Manual or any applicable CUSTOMER SERVICE BULLETIN.

     (3) Insolvency of the Dealer, inability of the Dealer to meet debts as they mature, filing by the Dealer of a voluntary petition under any bankruptcy or receivership law, adjudication of the Dealer as a bankrupt or insolvent pursuant to an involuntary petition under any such law, appointment by a court of a temporary or permanent receiver, trustee or custodian for the Dealer or the Dealer's assets, or execution of an assignment by the Dealer for the benefit of creditors; dissolution of the Dealer; or failure of the Dealer for any reason to function in the ordinary course of business, or to maintain the DEALERSHIP OPERATIONS open for business during and for not less than the hours customary in the trade and lawful in the DEALER'S LOCALITY as set forth in paragraph 7.

     (4) Conviction in a court of original jurisdiction of the Dealer or any person named in paragraph F for any violation of law, or any conduct by any such person unbecoming a reputable businessman, or disagreement between or among any persons named in paragraph F, which in the Company's opinion tends to affect adversely the operation or business of the Dealer or the good name, goodwill or reputation of the Dealer, other authorized dealers of the Company, the Company, or COMPANY PRODUCTS.

     (5) The Dealer shall have engaged, after written warning by the Company, in any advertising or business practice contrary to the provisions of subparagraph 6(i) of this agreement.

     (6) Failure of the Dealer to fulfill any provision of paragraph 10 (as to prices or charges), or paragraph 11 (as to terms and title, including payment for COMPANY PRODUCTS), or paragraph 15 (as to trademarks or trade names), or to pay the Company any sum due pursuant to any agreement, including any purchase or lease agreement, between the Company and the Dealer.

     Upon occurrence of any of the foregoing events, the Company may terminate this agreement by giving the Dealer at least fifteen (15) days prior written notice thereof.

      17. (c) BY COMPANY FOR NONPERFORMANCE BY DEALER OF SALES, SERVICE, FACILITIES OR OTHER RESPONSIBILITIES. If the Dealer shall fail to fulfill any of his responsibilities with respect to:

     (1) CARS or TRUCKS under the provisions of paragraph 2 of this agreement,

     (2) GENUINE PARTS under the provisions of paragraph 3 of this agreement,

     (3) Service under the provisions of paragraph 4 of this agreement,

     (4) DEALERSHIP LOCATION or FACILITIES under the provisions of paragraph 5 of this agreement, or

     (5) Other responsibilities under the provisions of subparagraphs 6(a) through 6(h) (as to signs, personnel, residence, capital, accounting system, financial reports, delivery or sales reports or customer handling), subparagraph 6(j) (as to laws, rules or regulations), paragraph 12 (as to records, inspections and tests) or paragraph 14 (as to the Dealer not being an agent of the Company) of this agreement, the Company shall notify the Dealer in writing of such failure or failures, will offer to review promptly with the Dealer the reasons which, in the Company's or Dealer's opinion, account for such failure or failures and will provide the Dealer with a reasonable opportunity to cure the same. If the Dealer fails or refuses to cure the same within a reasonable time after such notice, the Company may terminate or not renew this agreement by giving the Dealer at least ninety
(90) days prior written notice thereof.

     17. (d) BY COMPANY OR DEALER BECAUSE OF DEATH OR PHYSICAL OR MENTAL INCAPACITY OF ANY PRINCIPAL OWNER. Since this agreement has been entered into by the Company in reliance upon the continued participation in the ownership of the Dealer by the persons named in subparagraph F(i) hereof, the Company or the Dealer may (subject to the provisions of paragraph 20 hereof) terminate or not renew this agreement, by giving the other at least fifteen (15) days prior written notice thereof, in the event of the death or physical or mental incapacity of any owner of the Dealer named in subparagraph F(i); provided, however, that in order to facilitate orderly termination and liquidation of the dealership, the Company shall defer for a period of three (3) months to one (1) year, as the Company may determine, the exercise of its right to terminate in such event if the executor or representative of such deceased or incapacitated owner shall so request and shall demonstrate the ability to carry out the terms and conditions of this agreement.

     17. (e) BY COMPANY OR DEALER FOR FAILURE OF DEALER OR COMPANY TO BE LICENSED. If the Company or the Dealer requires a license for the performance of any responsibility under this agreement in any jurisdiction where this agreement is to be performed and if either party shall fail to secure and maintain such license, or if such license is suspended or revoked, irrespective of the cause or reason, either party may terminate or not renew this agreement by giving the other at least fifteen (15) days prior written notice thereof.

     17. (f) BY COMPANY AT WILL. If this agreement is not for a stated term specified in paragraph G of this agreement, the Company may terminate this agreement at will at any time by giving the Dealer at least one hundred and twenty (120) days prior written notice thereof.

     17. (g) BY COMPANY UPON THE OFFER OF A NEW AGREEMENT. The Company may terminate this agreement at any time by giving the Dealer at least thirty (30) days prior written notice thereof in the event the Company offers a new or amended form of agreement to its authorized dealers in COMPANY PRODUCTS.

     17. (h) ACTS IN GOOD FAITH.

     (1) The Dealer acknowledges that each of his responsibilities under this agreement is reasonable, proper and fundamental to the purpose of this agreement and that (i) his failure to fulfill any of them would constitute a material breach of this agreement, (ii) the occurrence of any of the events set forth in subparagraph 17(b), 17(c), or 17(e) would seriously impair fundamental considerations upon which this agreement is based, and (iii) the rights of termination or nonrenewal reserved in the events specified in subparagraph 17(g) are necessary to permit the Company to remain competitive at all times. The Dealer acknowledges that any such failure, occurrence or event constitutes a reasonable, fair, good, due and just cause and provocation for termination or nonrenewal of this agreement by the Company.

     (2) The Dealer agrees that if the Company or any of its representatives (i) requests the Dealer to fulfill any of such responsibilities, (ii) believes that any such failure, occurrence or event is occurring or has occurred and advises the Dealer that, unless remedied, such failure occurrence or event may result in Company termination or nonrenewal of this agreement, (iii) gives the Dealer notice of termination or nonrenewal, or terminates or fails to renew this agreement, because of any such failure, occurrence or event, then such request, advice, notice, termination or nonrenewal shall not be considered to constitute or be evidence of coercion or intimidation, or threat thereof, or to be unreasonable, unfair, undue or unjust, or to be not in good faith.

     REQUIRED APPEAL TO POLICY BOARD--TERMINATIONS OR
     NONRENEWALS--OPTIONAL ARBITRATION PLAN

     18. (a) ARBITRATION PLAN. The Company has adopted the Ford Motor Company Plan and Rules of Arbitration ("Arbitration Plan") effective June 1, 1972, a copy of which was delivered to the Dealer with this agreement. The Company reserves the right to terminate, change or modify the Arbitration Plan at any time upon notice to the Dealer. Any arbitration pursuant to the Arbitration Plan shall be governed by the terms of the Arbitration Plan in effect on the date such arbitration is commenced.

     18. (b) APPEAL TO POLICY BOARD. Any protest, controversy or claim by the Dealer (whether for damages, stay of action or otherwise) with respect to any termination or nonrenewal of this agreement by the Company or the settlement of the accounts of the Dealer with the Company after any termination or nonrenewal of this agreement by the Company or the Dealer has become effective, shall be appealed by the Dealer to the Policy Board within fifteen (15) days after the Dealer's receipt of notice of termination or nonrenewal, or, as to settlement of accounts after termination or nonrenewal within one year after the termination or nonrenewal has become effective. Appeal to the Policy Board shall be a condition precedent to the Dealer's right to pursue any other remedy available under this agreement or otherwise available under law. The Company, but not the Dealer, shall be bound by the decision of the Policy Board.

     18. (c) OPTIONAL ARBITRATION. If the Dealer is dissatisfied with the decision of the Policy Board in a case referred to in subparagraph 18(b), the Dealer may, at his option, elect to arbitrate

     18. REQUIRED APPEAL TO POLICY BOARD--TERMINATIONS OR NONRENEWALS--OPTIONAL ARBITRATION PLAN (CONTINUED)

in accordance with the Arbitration Plan or elect not to arbitrate and retain the right to pursue whatever other remedies may be available, provided that:

     (1) The Dealer's election to arbitrate shall be made by filing an Arbitration Demand with the Secretary appointed under the Arbitration Plan within thirty (30) days after receipt by the Dealer of a decision by the Policy Board. The Arbitration Demand shall set forth a clear and complete statement of the nature of the Dealer's claim and the basis thereof, the amount involved, if any, and the remedy sought. The Arbitration Demand shall be in writing and shall be given by personal delivery or sent by registered or certified mail, postage prepaid, to the Secretary, Arbitration Panel, Ford Motor Company, at the address shown in the Plan and Rules of Arbitration.

     (2) If the Dealer, by filing a timely Arbitration Demand, elects to arbitrate, arbitration shall be the sole and exclusive remedy of the Dealer in such cases, and the decision and award of the Arbitration Panel provided for in the Arbitration Plan shall be final and binding on both parties.

     (3) If the Dealer elects to arbitrate, either party may enjoin the other from pursuing any other remedy in such cases, except that either party may sue to enforce any order or award of the Arbitration Panel and judgment upon such order or award may be entered by any court having jurisdiction.

     18. (d) LIMITATION OF ACTIONS. If the Dealer elects not to arbitrate by failing to file a timely Arbitration Demand, all causes of action at law or in equity and all rights and remedies before federal, state, or local administrative agencies, departments or boards shall be forever barred unless commenced or instituted within one year after the date of the decision of the Policy Board.

     18. (e) EXPENSES OF ARBITRATION. During the first quarter of each calendar year, the Company and the Chairmen of the Ford and Lincoln-Mercury National Dealer Councils ("Dealer Council Chairmen") shall jointly establish a budget for that calendar year for the retainer fees, daily fees, clerical costs, travel expenses and living allowances ("Compensation") of the Arbitrator selected by the Dealer Council Chairmen, for one-half of the Compensation of the Arbitrator selected as Chairman of the Arbitration Panel, and for one-half of the cost of outside services employed by the Arbitration Panel, pursuant to the Arbitration Plan.

     (1) The amount of such budget shall be advanced by the Company to a Trustee selected by the Company and the Dealer Council Chairmen. The Trustee shall pay the Compensation of the Arbitrator selected by the Dealer Council Chairmen, one-half of the Compensation of the Chairman of the Arbitration Panel, and one-half of the cost of outside services employed by the Arbitration Panel, as statements are rendered therefor, from and to the extent of such advance. All other costs of the Arbitration Panel for that calendar year shall be borne by the Company except as hereinafter provided. Any unexpended portion of such budget shall be carried forward to the next calendar year.

     (2) The amount of such budget shall be spread in equal amounts among all dealerships then having valid and outstanding Ford, Mercury or Lincoln Sales and Service Agreements with the Company (Authorized Dealers"). Such equal amount shall be charged to each Authorized Dealer. The Dealer shall promptly pay the amount so, charged.

     18. REQUIRED APPEAL TO POLICY BOARD--TERMINATIONS OR NONRENEWALS--OPTIONAL ARBITRATION PLAN (CONTINUED)

     (3) Each party shall pay and bear all costs of any witness called or other evidence adduced by that party, of any attorney, accountant or other person retained by that party and of any transcript ordered by that party in connection with any arbitration under the Arbitration Plan.

     (4) The Arbitration Panel, as a part of any award, may assess, against any party or parties to an arbitration under the Arbitration Plan, all or any part of the costs of any witness called, any other evidence adduced, or any outside service employed, at the direct request of any Arbitrator.

     OBLIGATIONS UPON TERMINATION OR NONRENEWAL

     19. Upon termination or nonrenewal of this agreement by either party, the Dealer shall cease to be an authorized Ford dealer; and:

     19. (a) SUMS OWING THE COMPANY. The Dealer shall pay to the Company all sums owing to the Company by the Dealer.

     19. (b) DISCONTINUANCE OF USE OF TRADEMARKS AND TRADE NAMES. The Dealer shall at his own expense (1) remove all signs erected or used by the Dealer, or by any business associated or affiliated with the Dealer, and bearing the name "Ford" or any other trademark or trade name used or claimed by the Company or any of its subsidiaries (except signs owned by the Company and except as such use may be permitted under other agreements relating to products of the Company other than COMPANY PRODUCTS) or any word indicating that the Dealer is an authorized dealer with respect to any COMPANY PRODUCT, (2) erase or obliterate all such trademarks, trade names and words from stationery, forms and other papers used by the Dealer, or any business affiliated with the Dealer, (3) discontinue all advertising of the Dealer as an authorized dealer in COMPANY PRODUCTS, (4) discontinue any use of any such trademark, trade name or word in the Dealer's firm or trade name and take all steps necessary or appropriate in the opinion of the Company to change such firm or trade name to eliminate any such trademark, trade name or word therefrom, and (5) refrain from doing anything whether or not specified above that would indicate that the Dealer is or was an authorized Dealer in COMPANY PRODUCTS.

     If the Dealer fails to comply with any of the requirements of this subparagraph 19(b), the Dealer shall reimburse the Company for all costs and expenses, including reasonable attorney's fees, incurred by the Company in effecting or enforcing compliance.

     19. (c) WARRANTY WORK. The Dealer shall cease to be eligible to receive reimbursement from the Company with respect to any work thereafter performed or part thereafter supplied under any warranty or policy applicable to any COMPANY PRODUCT, unless specifically authorized by the Company in writing to perform such work and then only in the manner and for the period of time set forth in such authorization.

     19. (d) SERVICE RECORDS. The Dealer shall deliver to the Company or its nominee all of the Dealer's records with respect to predelivery, warranty, policy, campaign and other service work of the Dealer.

     19. (e) ORDERS AND CUSTOMER DEPOSITS. The Dealer shall assign to the Company or its nominee all customer orders for COMPANY PRODUCTS which the Dealer has not filled and which the Company is not obligated by subparagraph 19(f) to supply to the Dealer, and all customer deposits made thereon; and deliver to the Company or its nominee the names and addresses of the Dealer's existing and prospective customers for COMPANY PRODUCTS.

     19.(f) DELIVERIES AFTER TERMINATION OR NONRENEWAL. If this agreement shall be terminated or not renewed by the Company (1) because of the death or physical or mental in capacity of any principal owner of Dealer pursuant to subparagraph 17(d) hereof, or (2) at will pursuant to subparagraph 17(f) hereof, the Company shall use its best efforts to fill the Dealer's bona fide orders for COMPANY PRODUCTS outstanding on the effective date of termination or nonrenewal. The Company's fulfillment of such orders for VEHICLES, however, may be limited to the number and type of VEHICLES delivered to the Dealer by the COMPANY during the ninety (90) days immediately preceding such date, or the number and type of bona fide retail orders for VEHICLES accepted by the Dealer and unfilled on such date, whichever is smaller. Deliveries under this subparagraph shall be made in substantial accord with the Company's normal delivery schedules for the area, unless the Company elects to make all such deliveries within thirty (30) days after the effective date of termination. The Dealer shall inspect, condition and repair such VEHICLES in the manner specified in this agreement and in accordance with procedures outlined by the Company from time to time.

     Except for deliveries required by this subparagraph 19(f), each order for a COMPANY PRODUCT received by the Company from the Dealer and unfilled on the effective date of termination or expiration of this agreement shall be deemed cancelled.

     SUCCESSOR TO THE DEALER IN THE EVENT OF DEATH OR INCAPACITY

     20. In the event of termination or nonrenewal of this agreement by the Company pursuant to subparagraph 17(d) because of the death or physical or mental incapacity of a principal owner of the Dealer named in subparagraph F(i) hereof:

     20. (a) INTERIM AGREEMENT. The Company, subject to the other provisions of this paragraph, shall offer an Interim Ford Sales and Service Agreement for COMPANY PRODUCTS:

     (1) To a successor dealership composed of the last person nominated by such principal owner as his successor, together with any other principal and remaining owners named in subparagraphs F(i) and F(iii) (hereafter called "Other Owners") hereof, provided that:

         (i) The nomination had been submitted to the Company in writing on the form supplied by the Company with the consent of the Other Owners prior to such death or the occurrence of such incapacity, and

         (ii) The Company, upon receipt of the nomination had accepted the nominee as then being qualified (or as capable of becoming qualified in five (5) years), and at the time the notice of termination or nonrenewal is given approves the nominee as then being qualified, to assume full managerial authority for the DEALERSHIP OPERATIONS, which acceptance or approval shall not be unreasonably withheld, and

         (iii) The nominee has been named as a manager of, and has been actively participating in the general management of, the Dealer or a satisfactorily performing automotive or comparable retail business for a reasonable period of time prior to the time of the notice of termination or nonrenewal, and

     20. SUCCESSOR TO THE DEALER IN THE EVENT OF DEATH OR INCAPACITY
         (CONTINUED)

         (iv) The successor dealership, at the time the Interim Agreement is to be offered, has capital and facilities substantially in accordance with Company GUIDES therefor, and

         (v) In the event more than one nominee fulfills the above conditions, the Company, in its discretion, shall determine which nominee or nominees, together with the Other Owners, shall compose the successor dealership to which such Interim Agreement shall be offered;

     (2) To a successor dealership, in the event that such principal owner has notified the Company in writing that the spouse or another relative or heir of such principal owner shall retain or acquire a financial interest in the successor dealership and the Company has approved such spouse, relative or heir for such financial interest which approval shall not be unreasonably withheld. Such successor dealership shall be composed of such spouse, relative or heir, together with the Other Owners and any nominee or nominees approved and qualified pursuant to subparagraph 20(a) (1) hereof, provided that:

         (i) The Other Owners and any nominees and such spouse, relative or heir agree in writing how each of them shall participate in the ownership and management of the successor dealership, and

         (ii) Managerial authority and responsibility of the successor dealership shall be vested in a nominee approved and qualified pursuant to subparagraph 20(a) (1) hereof, or in a person or persons who have been named in subparagraph F (ii) of this agreement and have been actually participating in the general management of the Dealer for a reasonable period of time prior to the notice of termination or nonrenewal or in another person or persons qualified to assume managerial authority and responsibility and approved by the Company to be so named, which approval shall not be unreasonably withheld, and

         (iii) The successor dealership, at the time the Interim Agreement is to be offered, has capital and facilities substantially in accordance with Company GUIDES therefor;

     (3) To a successor dealership, in the event that the deceased or incapacitated principal owner has neither nominated a successor pursuant to subparagraph 20(a) (1) hereof, nor notified the Company of a retained or acquired financial interest pursuant to subparagraph 20(a) (2) hereof, which successor dealership shall be composed of the Other Owners; provided that the Other Owners agree in writing how each of them shall participate in the ownership and management of the successor dealership and the successor dealership fulfills the conditions set forth in subparagraphs 20(a) (2)(ii) and (iii) of this agreement.

     20. (b) BUY-OUT. The successor dealership named in such Interim Agreement shall arrange in writing, subject to the approval of the Company which shall not be unreasonably withheld, for one or more persons named in subparagraph F(ii) of the Interim Agreement to have the right to acquire during its term at least a 20% ownership interest in the successor dealership and, if the successor dealership is offered a standard Sales and Service Agreement for

      20. SUCCESSOR TO THE DEALER IN THE EVENT OF DEATH OR INCAPACITY
          (CONTINUED)

COMPANY PRODUCTS at the expiration of the Interim Agreement, to have the right to acquire additional ownership interests therein during the first five (5) years of such standard agreement and, at the end of such five (5) years, to acquire the entire ownership interest therein.

      20. (c) TERM/CONTINUATION. Any Interim Agreement offered pursuant to this paragraph 20 shall be in the form in effect between the Company and its authorized dealers in COMPANY PRODUCTS at the time of such offer, and the term of such Interim Agreement shall be for twenty-four (24) months, or such longer term as the Company shall determine to be reasonable to permit the person or persons named in subparagraph F(ii) thereof to acquire a 20% ownership interest in the successor dealership pursuant to subparagraph 20(b) of this agreement, subject to termination during such term as provided in such Interim Agreement. At least ninety (90) days prior to the end of the term of such Interim Agreement, the Company shall determine whether or not the person or persons composing the successor dealership with which such Interim Agreement shall have been executed possess the qualifications with respect to management, capital and facilities necessary to fulfill the responsibilities of an authorized dealer in COMPANY PRODUCTS and, if the Company shall determine that they do possess the same, which determination shall not be unreasonably made, the Company shall offer to such successor dealership, upon the expiration of the term of the Interim Agreement, a standard Sales and Service Agreement for COMPANY PRODUCTS in the form then in effect.

      20. (d) LIMITATION OF OFFER. Notwithstanding anything stated or implied to the contrary in this paragraph 20, the Company shall not be obligated to offer an Interim Agreement to any successor dealership if the Company has notified the Dealer in writing prior to such death or physical or mental incapacity that the Company's market representation plans do not provide for continuation of representation from the DEALERSHIP FACILITIES as determined by the Company under paragraph 9 of this agreement. If such market representation plans provide for the relocation of the Dealer to another location, however, the Company shall offer an Interim Agreement subject to the condition that the successor dealership relocate within a reasonable time to such other location in facilities approved by the Company.

      20. (e) LIMITATION FOR ACCEPTANCE. In the event that the person or persons composing a proposed successor dealership to which any offer of an Interim Agreement or Standard Sales and Service Agreement for COMPANY PRODUCTS shall have been made pursuant to this paragraph 20 shall not accept the same within thirty (30) days after notification to them of such offer, such offer shall automatically expire.

      REACQUISITION OF COMPANY PRODUCTS AND ACQUISITION OF THE DEALER'S SIGNS, SPECIAL TOOLS AND EQUIPMENT, AND MAINTENANCE ITEMS

     21. Upon termination or nonrenewal of this agreement by the Company, the Dealer may elect as provided in paragraph 23 or, upon termination or nonrenewal of this agreement by the Dealer, the Dealer may demand in his notice of termination or nonrenewal, to have the Company purchase or accept upon return from the Dealer, in return for the general for his general release specified in paragraph 23:

     21. (a) VEHICLES. Each unused, undamaged and unsold VEHICLE (together with all factory-installed options thereon) in the Dealer's stock on the effective date of such termination or

      21. REACQUISITION OF COMPANY PRODUCTS AND ACQUISITION OF THE DEALER'S SIGNS, SPECIAL TOOLS AND EQUIPMENT, AND MAINTENANCE ITEMS (CONTINUED)

nonrenewal, provided such VEHICLE is in first-class salable condition, is of a then current model has not been altered outside the Company's factory, and was purchased by the Dealer from the Company or another authorized dealer in VEHICLES prior to giving or receiving notice of such termination or nonrenewal. The price for such VEHICLE shall be its DEALER PRICE, plus the Company's charges for distribution, delivery and taxes, at the time it was purchased from the Company, less all allowances paid or applicable allowances offered thereon by the Company.

     21. (b) GENUINE PARTS. Each unused, undamaged and unsold GENUINE PART, and each unopened item of appearance and maintenance materials and paints (hereinafter called "maintenance items") in the Dealer's stock on the effective date of such termination or nonrenewal, provided such GENUINE PART or maintenance item is offered for sale by the Company to authorized dealers in VEHICLES in the Company's then current Parts and Accessories Price Schedules, is in first-class salable condition including reasonably legible and usable packaging and was purchased by the Dealer from the Company or another Company authorized dealer in normal volume prior to giving or receiving notice of such termination or nonrenewal. Notwithstanding the foregoing, the repurchase of such GENUINE PARTS identified by the Company as accessories shall be limited to those so purchased by the Dealer within twelve (12) months preceding such date, or those sold to the Dealer by the Company for use in a VEHICLE that is a current model on such effective date. The price for each such GENUINE PART or maintenance item shall be its DEALER PRICE in effect on the effective date of termination or nonrenewal, less all allowances paid or applicable allowances offered thereon by the Company. The Dealer, at his own expense, shall carefully pack and box such of the eligible GENUINE PARTS and maintenance items as the Company may direct, and the Company shall pay the Dealer an additional five percent (5%) of the DEALER PRICE of the eligible GENUINE PARTS and maintenance items so packaged and boxed.

     21. (c) DEALER'S SIGNS. Each sign at DEALERSHIP LOCATION which bears a trademark or trade name used or claimed by the Company or any of its subsidiaries, is owned by the Dealer on the effective date of termination or nonrenewal, was approved by the Company pursuant to subparagraph 6(a) and, if requested by the Company, is removed by the Dealer at his expense. The price for each such sign shall be its fair market value on such effective date as agreed by the Company and the Dealer, or, if they cannot agree, as determined by a qualified independent appraiser selected by the Company and the Dealer.

     21. (d) SPECIAL TOOLS AND EQUIPMENT. All special tools and automotive service equipment owned by the Dealer on the effective date of termination or nonrenewal which were designed especially for servicing VEHICLES, which are of the type recommended in writing by the Company and designated as "special" tools and equipment in the applicable CUSTOMER SERVICE BULLETIN or other notice pertaining thereto sent to the Dealer by the Company, which are in usable and good condition except for reasonable wear and tear, and which were purchased by the Dealer within the three (3) year period preceding the effective date of termination or nonrenewal. The price for each special tool and item of automotive service equipment shall be its fair market value on such effective date as agreed by the Company and the Dealer, or, if they cannot agree, as determined by a qualified independent appraiser selected by the Company and the Dealer.

     21. REACQUISITION OF COMPANY PRODUCTS AND ACQUISITION OF THE DEALER'S SIGNS, SPECIAL TOOLS AND EQUIPMENT, AND MAINTENANCE ITEMS (CONTINUED)

     21. (e) PROCEDURES, DELIVERY AND TITLE. The Dealer shall return all property to be purchased or acquired by the Company pursuant to this paragraph 21 in accordance with the procedures and timetables then established by the Company, shall deliver such property at the DEALERSHIP FACILITIES unless the Company directs otherwise (in which event the Company shall pay transportation costs to the place of delivery), shall and hereby does warrant good clear title to all such property, and shall furnish to the Company evidence satisfactory to the Company that the Dealer has complied with all applicable bulk sales laws and that such property is free and clear of all claims, liens and encumbrances.

     21. (f) PAYMENT. The Company shall pay the Dealer for the property purchased or acquired by it pursuant to this paragraph 21 within a reasonable time following the Dealer's fulfillment of all of the Dealer's obligations under paragraph 19 and this paragraph 21 subject to the Dealer's tender of a general release as specified in paragraph 23, and further subject to offset of any obligations owing by the Dealer to the Company. If the Company has not paid the Dealer the net amount due the Dealer for such property within a period of two
(2) months after the Dealer has fulfilled his obligations under this paragraph 21 and provided the Dealer has fully complied with paragraphs 19 and 23, the Company will, at the Dealer's request, advance the Dealer seventy-five percent (75%) of the estimated amount due the Dealer net of any monies owed to the Company by the Dealer. The Company will pay the balance of such amount as soon as practical thereafter.

     21. (g) ASSIGNMENT OF BENEFITS. As an assist to the Dealer in effecting an orderly transfer of his assets to a replacement dealer and to minimize possible interruptions in customer convenience and service, in the event of termination or nonrenewal by either party, any rights or benefits with respect to subparagraphs 21(a), 21(b), 21(c) and 21(d), herein may be assigned by the Dealer to anyone to whom the Dealer has agreed to sell the respective property and whom the Company has approved as a replacement for the Dealer. Such assignments will be subject to Dealer's fulfillment of his obligations under paragraph 19 and this paragraph 21 and subject to the Dealer's tender of a general release as specified in paragraph 23.

              DEALERSHIP FACILITIES ASSISTANCE UPON NONRENEWAL OR
              CERTAIN TERMINATIONS BY THE COMPANY

     22. (a) DEALER ELIGIBILITY. The Dealer may elect, as provided in paragraph 23, to have the Company assist the Dealer with respect to the Dealer's Eligible Facilities (as herein defined), in return for the Dealer's general release as specified in paragraph 23, upon nonrenewal of this agreement by the Company, or upon termination of this agreement by the Company, for the following reasons:

     (1) Because of disagreement among persons named in paragraph F pursuant to subparagraph 17(b) (4) or because of the Dealer's failure with respect to prices or charges, terms or title or trademarks or trade names, or other sums due the Company pursuant to subparagraph 17(b) (6);

     (2) Because of the Dealer's nonperformance of his responsibilities set forth in paragraphs 2, 3, 4 or 6 pursuant to subparagraph 17 (c);

     22. DEALERSHIP FACILITIES ASSISTANCE UPON NONRENEWAL OR CERTAIN TERMINATIONS BY THE COMPANY (CONTINUED)

     (3) Because of the death or physical or mental incapacity of a principal owner named in subparagraph F(i) pursuant to subparagraph 17(d) providing that a successor dealership is not appointed as provided under paragraph 20;

     (4) Because of failure of the Dealer or the Company to be licensed pursuant to subparagraph 17(e); or

     (5) At will pursuant to subparagraph 17(f) if this agreement is not for a stated term specified in paragraph G of this agreement.

      22. (b) ELIGIBLE FACILITIES. "Eligible Facilities" are hereby defined as only those DEALERSHIP FACILITIES which are listed in the Dealership Facilities Supplement in effect at the time of such nonrenewal or termination, are approved by the Company pursuant to paragraph 5, are owned or leased by the Dealer and are being used by the Dealer solely for fulfilling his responsibilities under this agreement (or under this agreement and one or more other vehicle sales agreements with the Company which are not renewed or are terminated by the Company at the same time as this agreement) at the time the Dealer received notice of such nonrenewal or termination.

      22. (c) COMPANY'S OBLIGATION. Subject to the provisions of subparagraph 22
(d) hereof, if neither the Dealer nor the Company can arrange with a third party within ninety (90) days after the effective date of such termination or nonrenewal:

     (1) In the case of Eligible Facilities which are owned by the Dealer, either a lease for one year commencing within such ninety (90) days at fair rental value or a sale within such ninety (90) days at fair market value; or

     (2) In the case of Eligible Facilities which are leased by the Dealer, either an assignment of lease, or a sublease for one year (or for the balance of the term of the Dealer's lease if that is shorter) commencing within such ninety (90) days at the Dealer's rental rate (or, if the facilities are owned by an affiliate of the Dealer at fair rental value, if that is different);

the Company shall offer either to make monthly payments to the Dealer, commencing with the ninety-first day, pursuant to subparagraph 22(e) hereof, or to make a lump sum payment to the Dealer pursuant to said subparagraph 22(e), or to accept for itself on the ninety-first day such a lease or sale from the Dealer-owner or such an assignment or sublease from the Dealer-lessee.

      For the purpose of this subparagraph 22(c), fair market or fair rental value shall mean value based on the use of the facilities in the conduct of DEALERSHIP OPERATIONS. In the event the Dealer and the Company are unable to agree on the fair market or rental value of any Eligible Facilities, such value shall be determined by an independent real estate appraiser selected by the Dealer and the Company.

      22. (d) LIMITATIONS ON COMPANY'S OBLIGATION. The Company's obligation with respect to any Eligible Facilities shall be limited to those expressly set forth in this paragraph 22. The Company shall be released from all obligations with respect to any Eligible Facilities if (1) the Dealer fails to give the Company, within thirty (30) days after the Company shall have sent him a tender of benefits as provided in paragraph 23, a written request for assistance pursuant to this paragraph 22, accompanied by a written representation by the Dealer that the Dealer

     22. DEALERSHIP FACILITIES ASSISTANCE UPON NONRENEWAL OR CERTAIN TERMINATIONS BY THE COMPANY (CONTINUED)

and each owner named in subparagraph F(i) is, for a period of at least one (1) year, retiring from the business of selling new and used passenger cars and trucks in the general area of the DEALER'S LOCALITY, (2) the Dealer fails to make diligent efforts to obtain from third parties an offer to purchase, lease, sublease or take an assignment of lease described in subparagraph 22(c), or refuses, or within a reasonable time fails to accept, such an offer from a third party; (3) the Dealer does not accept any offer with respect to Eligible Facilities made by the Company in accordance with subparagraph 22(c) within thirty (30) days after receiving it, (4) the Dealer or anyone else occupies such facilities for any purpose for a period of more than ninety (90) days following the effective date of such termination or nonrenewal, or (5) the Company arranges a cancellation of the lease of any leased facilities without cost to the Dealer or the Dealer fails or refuses to execute an agreement covering such cancellation.

      22. (e) SATISFACTION OF COMPANY'S OBLIGATION. The Company may satisfy all of its obligations under this paragraph 22 with respect to any Eligible Facilities by paying to the Dealer (1) if the facilities are owned by the Dealer, the difference, each month for twelve months (or until facilities are sold if that is earlier), between any lesser rentals received by the Dealer for such facilities for such month and the fair rental value of such facilities for such month, or (2) if the facilities are leased by the Dealer, the difference, each month for twelve months (or until the expiration of the lease if that is earlier) between any lesser rentals received by the Dealer for such facilities for such month and the rental paid by the Dealer (or, if the facilities are owned by an affiliate of the Dealer, the fair rental value if that is different) for such facilities for such month, or (3) at the election of the Company, a lump sum equal to the total payments contemplated in items (1) or (2) of this subparagraph 22(e), or such lesser sum as may be agreed upon between the Dealer and the Company, or by paying any lease cancellation cost negotiated by the Dealer or the Company not to exceed the total of the Company's obligations under subparagraphs 22(c) and 22(e).

            TERMINATION BENEFITS FULL COMPENSATION; GENERAL RELEASE

      23. In the event of termination or nonrenewal of this agreement by the Company, the Company, within thirty (30) days after the effective date thereof, shall submit to the Dealer (1) a written tender of the benefits provided for in paragraph 21 (and in paragraph 22 where applicable) and (2) a form for the Dealer to use to elect either to reject all of such benefits or to accept one or more of them as full and complete compensation for such nonrenewal or termination. The Dealer shall have thirty (30) days after receipt of such form to return the same to the Company evidencing his election. If the Dealer fails to return the form stating such election within such thirty (30) days, the Dealer shall be deemed to have elected to accept such benefits. Upon the Dealer's election to accept any of such benefits, or upon the Dealer's demand of any such benefits upon any termination or nonrenewal by the Dealer, the Company shall be released from any and all other liability to the Dealer with respect to all relationships and actions between the Dealer and the Company, however claimed to arise, except any liability that the Company may have under subparagraph 19(f) and said paragraphs 21 and 22, and except for such amounts as the Company may have agreed in writing to pay to the Dealer. Simultaneously with the receipt of any benefits so elected or demanded, the Dealer shall execute and deliver to the Company a general release with exceptions, as above described, satisfactory to the Company.

     DISPOSITION OF DEALER'S ASSETS
     24. (a) COMPANY RIGHT TO APPROVE CHANGE IN OWNERSHIP.
     (1) In view of the nature, purposes and objectives of the Company's Dealer Sales and Service Agreements, and the differences in operating requirements among dealerships of differing sizes and types of markets, the Company expressly reserves the right to select the dealers with whom it will enter into such agreements so as to maintain as high quality a dealer organization as possible.

     (2) In the event this agreement is terminated or not renewed by either party or if the Dealer plans to terminate or not renew this agreement, the Company acknowledges that the Dealer has the right to negotiate for the sale of the assets of the Dealer as such price as may be agreed upon by the Dealer and the prospective purchaser. In turn, the Dealer acknowledges that the Company has the right to approve or decline to approve any prospective purchaser as to his character, automotive experience, management, capital and other qualifications for appointment as an authorized dealer in COMPANY PRODUCTS for the DEALERSHIP OPERATIONS involved. Approval by the Company of the prospective purchaser shall not, however, be unreasonably withheld. If, in the opinion of the Company, the price to be paid for such assets appears, on the basis of the average operating results of other dealers, to result in an unsatisfactory return on investment so that such prospective purchaser (1) may not remain as a dealer, or (2) may be impelled to sell COMPANY PRODUCTS at high noncompetitive prices with a probable reduction in sales volume, the Company may, without liability to the Dealer, counsel with such prospective purchaser regarding such opinions.

     24. (b) COMPANY RIGHT OF FIRST REFUSAL TO PURCHASE.
     (1) In the event the Dealer proposes a change in the ownership of 51 percent or more of the stock or transfer by sale or otherwise of the dealership business or its principal assets to any person or entity conditioned upon the Company entering into a Sales and Service Agreement with that person or entity, the Company shall have a Right of First Refusal to Purchase the stock or assets on the same terms and conditions offered or agreed to with such person, regardless of whether the proposed buyer is qualified to be a dealer.

     (2) To exercise its Right of First Refusal, the Company must notify the Dealer in writing within thirty days of its receipt of the completed proposal for the proposed sale or transfer.

     (3) Upon the Company's request the Dealer shall provide all documents relating to the transfer. The Company shall have the right to inspect the assets, including real estate, before exercising its Right of First Refusal.

     (4) The Company's Right of First Refusal under this subparagraph 24(b) may be assigned to any third party ("Assignee"). If there is an assignment, Company will guarantee full payment of the purchase price by the Assignee. The Company shall have the opportunity to discuss the terms of the buy/sell agreement with any potential Assignee, as long as such information is treated confidentially.

     (5) The Company's rights hereunder are binding on and enforceable against any successor in interest of the Dealer or purchaser of the Dealer's assets. When the proposed change of ownership involves a transfer by the Dealer solely to a member or members of his or her immediate family, or to a qualifying member of Dealer management, the Company's Right of First Refusal will not apply. An "immediate family member" shall be the spouse, child, grandchild, spouse of a child or grandchild, brother, sister or parent of the Dealer owner or his or her spouse. A "qualifying member of the Dealer's management" shall be an individual who has been employed by the Dealer in the dealership for at least four years and is otherwise qualified as a dealer operator.

     (6) The Company agrees to pay the reasonable expenses, including attorney's fees which do not exceed the usual, customary, and reasonable fees charged for similar work done for other clients, incurred by the proposed new owners and transferee prior to the Company's exercise of its Right of First Refusal in negotiating and implementing the contract for the proposed sale or transfer of the Dealer or Dealer's assets.

     (7) Notwithstanding the foregoing, no payment of such expenses and attorney's fees shall be required if the Dealer has not submitted or caused to be submitted an accounting of those expenses within thirty days of the Dealer's receipt of the Company's written request for such an accounting. Such accounting may be requested before the exercise by the Company of its Right of First Refusal.

         NEW AGREEMENT

         25. The termination or nonrenewal of this agreement by the Company in connection with the offer by the Company of a new sales and service agreement for one or more COMPANY PRODUCTS to the Dealer or the Dealer's successor in interest shall not give rise to the rights and obligations provided in paragraphs 19, 21 and 22 with respect to the COMPANY PRODUCTS included in such new agreement, unless otherwise specified by the Company in writing.

         ACKNOWLEDGEMENTS

         26. This agreement terminates and supersedes all other agreements concerning the DEALERSHIP OPERATIONS and constitutes the entire agreement between the parties with respect to the subject matter hereof. Each party acknowledges that, except as expressly set forth herein, no representation, understanding or presumption of law or fact has been made or relied upon
     (1) which has induced the execution of this agreement or would in any way modify any of its provisions, or (2) with respect to the effectiveness or duration of this agreement or the sales or profit expectancy of the DEALERSHIP OPERATIONS. The Dealer further acknowledges that he has voluntarily entered into this agreement without coercion or intimidation or threats thereof from the Company, and that each of its provisions is reasonable, fair and equitable.

         NO IMPLIED WAIVERS

         27. Except as expressly provided in this agreement, the waiver by either party, or the failure by either party to claim a breach, of any provision of this agreement shall not constitute a waiver of any subsequent breach, or affect in any way the effectiveness, of such provision.

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




         RELATIONS AFTER TERMINATION NOT A RENEWAL

         28. In the event that, after termination or nonrenewal of this agreement, either party has any business relations with the other party with respect to any COMPANY PRODUCT, such relations shall not constitute either a renewal of this agreement or a waiver of such termination or nonrenewal, but all such relations shall be governed by terms identical with the provisions of this agreement unless the parties execute a new and different agreement.

         LIMITATION OF THE COMPANY'S LIABILITY

         29. This agreement contemplates that all investments by or in the Dealer shall be made, and the Dealer shall purchase and resell COMPANY PRODUCTS, in conformity with the provisions hereof, but otherwise in the discretion of the Dealer and the Dealer's owners. Except as herein specified, nothing herein contained shall impose any liability on the Company in connection with the DEALERSHIP OPERATIONS or otherwise or for any expenditure made or incurred by the Dealer in preparation for performance or in performance of the Dealer's responsibilities under this agreement.

         NOTICES

         30. Any notice required or permitted by this agreement, or given in connection herewith, shall be in writing and shall be given by personal delivery or by first-class or certified or registered mail, postage prepaid. Notices to the Company shall be delivered to or addressed to the District Sales Manager of the area in which the Dealer is located except notices given by the Dealer either to the Policy Board or pursuant to the Arbitration Plan. Notices to the Dealer shall be delivered to any person designated in paragraph F(ii) of this agreement or directed to the Dealer at the Dealer's principal place of business as decribed herein.

         AMENDMENT

         31. Notwithstanding anything in this agreement to the contrary, the Company shall have the right to amend, modify or change this agreement in case of legislation, government regulation or changes in circumstances beyond the control of the Company that might affect materially the relationship between the Company and the Dealer.

         MICHIGAN AGREEMENT

         32. This agreement has been signed by the Dealer and sent to the Company in Michigan for final approval and execution and has there been signed and delivered on behalf of the Company. The parties intend this agreement to be executed as a Michigan Agreement and to be construed in accordance with the laws of the State of Michigan.

         CONFLICT WITH STATUTE

         33. If performance under this agreement is illegal under a valid law of any jurisdiction where such performance is to take place, the performance will be modified to the minimum extent necessary to comply with any such law as was effective on the date of execution of this agreement.

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